                                                                   Exhibit 10.47


                              SUBLEASE AGREEMENT
                              ------------------

                               SUMMARY OF TERMS

Sublease Date:                      March 25, 1999

Sublandlord:                        Trimble Navigation Limited,
                                    a California corporation

Sublandlord's Address:              645 N. Mary Ave.
                                    Sunnyvale, CA 94086

Subtenant:                          Scios, Inc.,
                                    a Delaware corporation

Subtenant's Address:                2450 Bayshore Parkway
                                    Mountain View, CA 94042

Premises Address:                   749 North Mary Ave., Sunnyvale, CA

Premises Square Footage:            33,600+/-

Initial Term:                       Thirty-three (33) months, commencing on
                                    May 1, 1999 ("Commencement Date") and
                                    Terminating on January 31, 2002,
                                    ("Termination Date")

Optional Extended Term:             One (1) period of eleven (11) consecutive
                                    months.

Monthly Base Rent:                  Months  Sq. Ft.  Monthly Rate   Monthly Rent
                                    ------  -------  ------------   ------------
                                    1-20    33,600 x  $1.65/sf    =  $55,400

                                    20-33   33,600 x  $1.85/sf    =  $62,160

Security Deposit:                   One Hundred Twenty-four Thousand, Three
                                    Hundred Twenty Dollars ($124,320.00)

Permitted Use:                      Research and development, sales, marketing,
                                    administration, and offices

Broker:                             Cornish and Carey Commercial -- representing
                                    Sublanlord
                                    CRESA Partners, LLC -- representing tenant

Exhibits/Attachments:               Exhibit A     -- Floor Plan Premises
                                    Attachment 1  -- Master Lease


[NOTE: In the event of any differences appearing between the information contained in this Summary of Terms and the Sublease Agreement, the Sublease Agreement shall be controlling.]

                              SUBLEASE AGREEMENT
                              ------------------


Sublandlord:                Trimble Navigation Limited

Subject Property:           749 North Mary Ave., Sunnyvale, CA

Subtenant:                  Scios, Inc.

Date:                       March 24, 1999

1. Parties and Consideration. This Sublease is made and entered into as of March 24, 1999, by and between Trimble Navigation Limited ("Sublandlord"), and Scios, Inc. ("Subtenant").

     In consideration for the rents and all other charges and payments payable by Subtenant, and for the agreements, terms and conditions to be performed by Subtenant in this Sublease, Sublandlord does hereby sublease to Subtenant, and Subtenant does hereby hire and take from Sublandlord, the subleased premises referred to in Section 3. (the "Premises"), upon the agreements, terms and conditions of this Sublease for the Term hereinafter stated.

2.   Master Lease.

     2.1 Sublandlord is the Tenant of the Premises by virtue of an Industrial Lease Agreement dated June 4, 1994, as amended by that certain First Amendment to Lease dated June 12, 1995, (for the period April 1, 1995 through December 31, 2000), hereinafter sometimes referred to as "Master Lease A"; and by virtue of an Industrial Lease Agreement dated March 24, 1999 (for the period January 1, 2001 through December 31,
          2005), hereinafter sometimes referred to as "Master Lease B"; hereinafter sometimes referred to collectively as the "Master Lease," wherein The Irvine Corporation, by Assignment from AETNA Life Insurance Co., is the "Landlord", hereinafter referred to as the "Master Landlord." A copy of the Master Lease (comprised of Master Lease A as amended, and Master Lease B) is attached hereto as Attachment I and incorporated herein by this reference. A copy of the aforesaid Assignment is attached hereto as Attachment II and incorporated herein by this reference.

     2.2 This Sublease is and shall be at all times subject and subordinate to all of the terms and conditions of the Master Lease. All references herein to the "Master Lease" for the period from the Sublease Commencement Date through December 31, 2000 shall be deemed references to Master Lease A; and all references herein to the "Master Lease" for the period from January 1, 2001 through the Sublease Termination Date shall be deemed references to Master Lease B.

     2.3 For purposes of this Sublease, except as otherwise provided herein, wherever in the Master Lease the word "Landlord" is used it shall be deemed to mean the Sublandlord herein and wherever in the Master Lease the word "Tenant" is used it shall be deemed to mean the Subtenant herein. Subtenant hereby assumes and agrees to perform all of the obligations of "Tenant" under the Master Lease to the extent said obligations apply to the

          Subleased Premises and Subtenant's use of the common areas and all areas appurtenant thereto (which obligations shall not include those arising out of or in connection with Sublandlord's use of the Premises prior to the commencement date of this); except that Subtenant shall not be required to pay the Rent or Security Deposit required under the Master Lease, and shall not be required to perform those obligations of "Tenant" under the Master Lease which are directly contradicted by this Sublease, in which event the terms of this Sublease document shall control over the Master Lease.

     2.4 Sublandlord hereby agrees to use all reasonable efforts to cause Landlord under the Master Lease to perform all of the obligations of Landlord thereunder to the extent said obligations apply to the Subleased Premises and Subtenant's use of the common areas. Subtenant shall not commit or permit to be committed on the Subleased Premises, common areas or areas appurtenant thereto any act or omission, which violates any, term or condition of the Master Lease. Except to the extent waived or consented to in writing by the other party or parties hereto who are affected thereby, neither of the parties hereto will, by renegotiation of the Master Lease, assignment, subletting, default or any other voluntary action, avoid or seek to avoid the observance or performance of the terms to be observed or performed hereunder by such party, but will at all times in good faith assist in carrying out all of the terms of this Sublease and in taking all such on as may be necessary or appropriate to protect the rights of the other party or parties hereto who are affected thereby against impairment. Nothing contained in this Section 2 or elsewhere in this Sublease shall prevent or prohibit Sublandlord (a) from exercising its right to terminate the Master Lease pursuant to the terms thereof or (b) from assigning its interest in this Sublease or subletting the Premises to any other third party.

     2.5 Sublandlord represents to Subtenant that the Master Lease is in full force and effect and that no default exists on the part of any Party to the Master Lease.

3. Premises. Sublandlord hereby subleases to Subtenant and Subtenant hereby subleases from Sublandlord that certain real property, including all improvements therein, and commonly known by the street address of 749 North Mary Avenue, Sunnyvale, California, located in the County of Santa Clara, State of California (the "Premises").

     The Premises consist of approximately 33,600 square feet +/-, as identified in the Floor Plan attached hereto as Exhibit A of this Sublease Agreement. Any statement of size set forth in this Sublease Agreement, or that may have been used in calculating rental, is an approximation which the parties agree is reasonable and the rental based thereon is not subject to revision whether or not the actual size is more or less.

4.  Rent.

     4.1 Base Rent. Subtenant shall pay to Sublandlord, in advance on the first day of each month, without further notice or demand and without offset for deduction, the monthly installments of Base Rent specified below:

     Base Rent:    Months         Monthly Rate           Base Rent
                   ------         ------------           ---------
                   0-20           $ 1.65/sq ft NNN       $ 55,400
                   21-33          $ 1.85/sq ft NNN       $ 62,160

     4.2 Additional Rent. In addition to the Base Rent, Subtenant shall pay to Sublandlord, all of the following items related to the premises, as defined at Paragraph 4b ("Additional Rent") of Master Lease A, and as further defined as "Building Costs" at Section 4.2(f) of Master
          Lease B:

                    (1) Taxes and Assessments
                    (2) Insurance
                    (3) Outside Area expenses
                    (4) Parking charges
                    (5) Maintenance and Repair of Building
                    (6) Management and Administration

          Additional Rent costs are currently estimated at $.19/square foot/month or Six Thousand Three Hundred Eighty-four Dollars ($6,384.00) per month. Subtenant shall pay such estimated Additional Rent to Sublandlord on a monthly basis concurrently with the payment of the Base Rent. By April 1st of each calendar year or as soon thereafter as Sublandlord is able to do so, Sublandlord will provide to Subtenant a copy of the statement from the Master Landlord showing the actual Additional Rental due for the prior calendar year, prorated from the Commencement Date during the first year. If the total of the monthly payments of Additional Rent that Subtenant has made for the prior calendar year (or portion thereof during which this Sublease was in effect) is less than the actual Additional Rent chargeable to Subtenant for such prior calendar year, then Subtenant shall pay the difference in a lump sum within ten (10) days after receipt of such statement from Sublandlord. Any overpayment by Subtenant of Additional Rent for the prior calendar year shall be credited towards the Additional Rent next due, or paid to Subtenant if no Additional Rent remains unpaid or shall be due. Sublandlord agrees to exercise any right it may have to request clarification, or seek correction of Master Landlord's statement, upon request of Subtenant.

     4.3 If the Sublease Commencement Date or the Termination Date of the Sublease occurs on a date other than the first day or the last day, respectively, of a calendar month, then the Rent for such partial month shall be prorated and the prorated Rent shall be payable on the Sublease Commencement Date or on the first day of the calendar month in which the Sublease Termination Date occurs, respectively.

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

     4.4 The term "Rent" as used in this Sublease Agreement shall mean both Base and Additional Rent collectively. All monetary obligations of Subtenant to Sublandlord under the terms of this Sublease Agreement shall be payable in lawful money of the United States to Sublandlord at the address stated herein or to such other persons or as such other places as Sublandlord may designate in writing.

5.   Security Deposit.

     5.1 In addition to the Rent specified above, Subtenant shall pay to Sublandlord an amount equal to the last two (2) months' Base Rent, or One Hundred Twenty-four Thousand Three Hundred Twenty Dollars ($124,320.00) as a Security Deposit. Effective on the commencement date, Sublandlord shall hold said security deposit, as the Security Deposit required under this Sublease. The Security Deposit shall be held by Sublandlord as security for the full and faithful performance of each and every term, covenant and condition of this Sublease. Sublandlord may use, apply or retain the whole or any part of the Security Deposit as may be reasonably necessary (a) to remedy Subtenant's default in the payment of any Rent beyond any applicable cure period provided for herein, (b) to repair damage to the Premises caused by Subtenant during its occupancy of the Premises under this Sublease, (c) to clean the Premises upon termination of this Sublease,
          (d) to reimburse Sublandlord for the payment of any amount which Sublandlord may reasonably spend or be required to spend by reason of Subtenant's default under this Sublease beyond any applicable cure period provided for herein, or (e) to compensate Sublandlord for any other loss or damage which Sublandlord may suffer by reason of Subtenant's default under this Sublease beyond any applicable cure period provided for herein.

     5.2 Should Subtenant faithfully and fully comply with all of the terms, covenants and conditions of this Sublease, Sublandlord shall, within thirty (30) days following expiration of the Term, return the remaining Security Deposit or any balance thereof to Subtenant or, at the option of Sublandlord, to the last assignee of Subtenant's interest in the Sublease. Sublandlord shall not be required to keep the Security Deposit separate from its general funds and Subtenant shall not be entitled to any interest on such deposit.

     5.3 If Sublandlord so uses or applies all or any portion of said deposit, within ten (10) days after written demand therefor Subtenant shall deposit cash with Sublandlord in an amount sufficient to restore the Security Deposit to the full extent of the above amount, and Subtenant's failure to do so shall be a default under this Sublease. In the event Sublandlord transfers its interest in this Sublease, Sublandlord shall transfer the then remaining amount of the Security Deposit to Sublandlord's successor in interest, and thereafter Sublandlord shall have no further liability to Subtenant with respect to such Security Deposit

6. First Month's Rent and Security Deposit. Upon execution of this Sublease, Subtenant shall pay to Sublandlord the sum of Sixty-one Thousand Seven Hundred Eighty-four Dollars ($61,784.00), representing payment in advance of the first month's Base and Additional Rent, plus the sum of One Hundred Twenty-four Thousand Three Hundred Twenty Dollars

     ($124,320.00), representing Subtenant's Security Deposit, which is in an amount equal to the last two (2) months' Base Rent.

7.   Sublease Term.

     7.1 Initial Sublease Term: The Initial Term of this Sublease shall be for a period of Thirty-three (33) months, commencing on May 1, 1999 ("Commencement Date"), and expiring on January 31, 2002, ("Termination Date"). In no event shall the Sublease term extend beyond the term of the Master Lease.

     7.2 Option to Extend Term: Provided that Subtenant is not in Default beyond any applicable cure period under the Sublease at the time of exercise of the Option provided for herein, Subtenant shall have the Option ("Option") to extend the Term of this Sublease for one period of Eleven (11) months on the same terms, covenants and Conditions provided for in this Sublease Agreement, except that the Base Rent due hereunder during the Option period shall be as follows:


          Base Rent:    Months      Monthly Rate       Monthly Base Rent
                        ------      ------------       -----------------
                        34-44       $ 1.95/sq ft NNN   $ 65,520.00

          Subtenant shall exercise the Option by giving Sublandlord written notice thereof at least One hundred and twenty (120) days prior to the expiration of the Initial Sublease Term.

     7.3 Early Possession. If Subtenant, with Sublandlord's consent, totally or partially occupies the Premises prior to the Commencement Date, the obligation to pay Rent shall be abated for the period of such early possession. All other terms of this Sublease Agreement, however, shall be in full force and effect during such period. Any such early possession shall not alter the Termination Date.

     7.4 Delay in Possession. In the event Sublandlord is unable to deliver possession of the Subleased Premises at the commencement of the term, Sublandlord shall not be liable for any damage caused thereby, nor shall this Sublease be void or voidable but Subtenant shall not be liable for Rent until such time as Sublandlord offers to deliver possession of the Subleased Premises to Subtenant, but the term hereof shall not be extended by such delay. In the event Sublandlord has been unable to deliver possession of the Subleased Premises within thirty
          (30) days from the Commencement Date, Subtenant, at Subtenant's option, may terminate this Sublease by giving Sublandlord written notice thereof.

     7.5 Subtenant Compliance. Sublandlord shall not be required to tender possession of the Premises to Subtenant until Subtenant complies with its obligation to provide evidence of insurance (Paragraph 14.2). Pending delivery of such evidence, Subtenant shall be required to perform all of its obligations under this Sublease from and after the Commencement Date, including the payment of Rent, notwithstanding Sublandlord's election to withhold possession pending receipt of such evidence of insurance.

8.   Agreed Use.

     8.1 Use. Subtenant shall occupy and use the Premises only for research and development, sales, marketing, administration, general office and storage uses, and such other purposes permitted in the Master Lease and for no other purpose, unless Sublandlord and Master Landlord consent in writing to other uses prior to the commencement thereof.

     8.2 Hazardous Materials. Subtenant agrees that it shall not bring onto the Premises any "Hazardous Materials" as that term is defined in Master Lease at Section 32 "Environmental Covenants" of Master Lease A and at
          Section 5.3 "Hazardous Materials" of Master Lease B, except to the extent permitted under the terms of the Master Lease. Prior to the execution of this Sublease, Subtenant shall complete, execute and deliver to Sublandlord an Environmental Questionnaire and Disclosure Statement (the "Environmental Questionnaire") in the form of Exhibit "B" attached to Master Lease B.

9. Condition - Quiet Enjoyment. Sublandlord will deliver the Premises to Subtenant in clean condition on the Commencement Date or earlier possession date (Paragraph 7.3), whichever occurs first. At commencement of the Sublease all existing electrical, plumbing, fire sprinkler, lighting, heating, ventilating and air conditioning systems ("HVAC"), and all other such elements in the Premises, other than those constructed by Subtenant shall be in good operating condition.

     Sublandlord represents that, to the best of its knowledge, the improvements on the Premises comply with all applicable laws, statutes, building and occupancy codes, regulations, ordinances, and covenants or restrictions of record, (collectively, "Applicable Laws") in effect on the Commencement Date. To the best of Sublandlord's knowledge, the Premises are currently in compliance with the requirements imposed by the Americans With Disabilities Act of 1990 (ADA). Said representations do not apply to the use to which Subtenant will put the Premises or to any alterations or utility installations made or to be made by Subtenant. Sublandlord further represents that, to the best of its knowledge, Sublandlord's use of the Premises was strictly in accordance with all Applicable Laws including, without limitation, any Applicable Laws requiring Sublandlord to obtain closure permits or similar approvals.

10.  Acceptance of Premises. Subtenant acknowledges and agrees that:

     a. Subtenant is responsible for determining whether or not the condition of the Premises (including but not limited to the electrical, HVAC and fire sprinkler systems, security, environmental aspects, and compliance with current zoning and other Applicable Laws) is appropriate for Subtenant's intended use;

     b. Subtenant has made such investigation as it deems necessary with reference to such matters and assumes all responsibility therefore as the same relate to its occupancy of the Premises;

     c. neither Sublandlord, nor Sublandlord's agents nor broker (if any) has made any oral or written representations or warranties with respect to said matters other than as set forth in this Sublease Agreement; and that

     d. by entry under the terms of this Sublease Agreement, Subtenant accepts the Premises AS IS, as being suitable for Subtenant's intended use, and as being in good and sanitary operating order, condition and repair (except as to any latent defects in the Building not ascertainable by a diligent inspection by Subtenant, and except for any breach of Sublandlord's representations set forth in Section 9, above).

11.  Subtenant Alterations and Additions.

     11.1 Consent. Subtenant shall not make, or permit to be made, any alteration, additions or improvements to the Premises, or any part thereof, without the prior written consent of Sublandlord, which shall not be unreasonably withheld. Any alterations or additions made to the Premises shall be: (i) at Subtenant's sole cost and expense; (ii) in compliance with all Applicable Laws (as defined above) and all reasonable requirements of Sublandlord; and (iii) in accordance with plans and specifications submitted to, and approved in writing by Sublandlord prior to commencement of the work. "All reasonable requirements" of Sublandlord shall include, without limitation, the requirements of any insurer providing coverage for the Premises or the real property parcel on which the Premises are located or any part thereof. The above requirements shall be deemed supplemental to and not in place of provisions governing Alterations and Additions set forth in the Master Lease.

     11.2 Compliance With American With Disabilities Act. Subtenant shall be responsible for the installation and cost of any and all alterations, additions or other work required on or to the Subleased Premises or to any other portion of the property of which the Subleased Premises are a part, as may be required or made reasonably necessary by the Americans With Disabilities Act of 1990 because of: (1) Subtenant's use of the Subleased Premises or any portion thereof; (2) any alterations, additions, or improvements made by Subtenant to the Premises; and/or (3) the use by a transferee of subtenant by reason of assignment or sublease. Any alterations or additions made by Subtenant to the Premises shall be made in compliance with and conform to the requirements of said Act. Compliance with the provisions of this Section shall be a condition of Sublandlord granting its consent to any assignment or Sublease of all or a portion of this Sublease and the Subleased Premises described in this Sublease.

12. Surrender and Restoration of the Premises. Upon the Termination Date or earlier termination of this Sublease, Subtenant shall surrender the Premises to Sublandlord in accordance with the same terms and conditions as set forth in Section 15.3 of Master Lease B. Additionally, upon the Termination Date or earlier termination of this Sublease, Subtenant shall remove at its sole cost and expense all Subtenant's alterations and additions as to which Sublandlord notified Subtenant at the time consent to alterations was given that removal thereof would or might be required, unless Sublandlord agrees in writing that

     Subtenant shall not be required to do so. Subtenant shall repair all damage caused by such removal as required under the terms of Section 15.3 of Master Lease B.

13.  Maintenance and Utilities.

     13.1 HVAC Maintenance. Subtenant shall, at its sole expense, employ the services of a contractor specializing and experienced in the maintenance of HVAC equipment to service and maintain the HVAC system on the Premises on a regularly scheduled basis and in accordance with Sublandlords standards. Any modifications or additions made to the HVAC system shall be at Subtenant's sole cost and expense, and may be made only with the prior written consent of Sublandlord.

     13.2 Structural. Sublandlord, at Sublandlord's or Landlord's sole cost and expense, shall be responsible for any structural repairs to the building in which the Premises are located, including repairs to the roof, roof screen, floor, slab, footings, foundation, load bearing walls and exterior walls.

     13.3 Utilities. Subtenant shall be responsible for and shall pay promptly, directly to the appropriate supplier, all charges for water, gas, electricity, sewer, heat, light, power, telephone, refuse pickup, janitorial service, interior landscape maintenance and all other utilities, materials and services furnished directly to Subtenant or the Premises or used by Subtenant in, on or about the Premises during the Term, together with any taxes thereon. Subtenant's obligation to pay utility charges will begin at the Commencement Date.

     13.4 Sublandlord Access. Subtenant shall, upon receipt of reasonable notice from Sublandlord, permit Sublandlord to access the Subleased premises to do inspections or to provide Sublandlord required maintenance of the Subleased Premises.

14.  Subtenant Insurance.

     14.1 Insurance Coverage. Subtenant shall procure and at all times keep in full force and effect, insurance coverage as required of "Tenant" under the terms of Section 14 of Master Lease A (for the period from the Commencement Date through December 31, 2000) and Sections 10.1 and Exhibit D of Master Lease B (for the period from January 1, 2001 through the Termination Date), and further naming Sublandlord and Master Landlord as additional insureds on such policies. The limit of any insurance shall not limit the liability of Subtenant hereunder.

     14.2 Copy of Insurance Policy. Upon commencement of the Sublease Term and thereafter whenever Sublandlord shall reasonably request, Subtenant shall furnish Sublandlord with copies of Subtenant's said insurance policies or with certificates evidencing, to Sublandlord's reasonable satisfaction, that such insurance is in effect.

15. Indemnification. The respective indemnification obligations of Subtenant and Sublandlord herein shall be the same as those of "Tenant" and "Landlord" set forth in Section 15 of

     Master Lease A (for the period from the Commencement Date through December 31, 2000), and in Sections 10.3, 10.4 and 10.5 of Master Lease B (for the period from January 1, 2001 through the Termination Date). For purposes of Section 15(a) of Master Lease A and Section 10.3 of Master Lease B, however, wherever the word "Landlord" is used it shall be deemed to mean "Sublandlord and Master Landlord".

16. Right To Sublease. Subtenant shall have the right to sublease or assign its Sublease only with prior written approval from Sublandlord and Master Landlord. Such approval shall not unreasonably withheld.

17. Notices. All notices, demands, consents and approvals which may be or are required to be given by either party to the other hereunder shall be given in the manner provided in the Master Lease, at the addresses shown on the signature page hereof. Sublandlord shall notify Subtenant of any Event of Default under the Master Lease, or of any other event of which Sublandlord has actual knowledge which will impair Subtenant's ability to conduct its normal business at the Subleased Premises, as soon as reasonably practicable following Sublandlord's receipt of notice from the Landlord of an Event of Default or actual knowledge of such impairment. If Sublandlord elects to terminate the Master Lease, Sublandlord shall so notify Subtenant by giving at least 30 days notice prior to the effective date of such termination.

18. Broker Fee. Sublandlord and Subtenant each represent and warrant to the other that neither it nor its officers or agents nor anyone acting on its behalf has dealt with any real estate broker in the negotiating or making of this Amendment except Cornish and Carey Commercial, which has represented Sublandlord, and CRESA Partners, LLC, which has represented Subtenant; and each party agrees to indemnify and hold harmless the other from any claim or claims, and costs and expenses, including attorneys' fees, incurred by the indemnifying party in conjunction with any such claim or claims of any broker or brokers. Sublandlord is responsible for payment of leasing obligations only to Cornish and Carey Commercial.

19. Sublandlord Right to Cure Defaults. If Subtenant fails to pay any sum of money due to Sublandlord or fails to perform any other act on its part to be performed hereunder beyond any applicable cure period following any required notice provided for herein, then Sublandlord may, but will not be obligated to, make such payment or perform such act. In such event, Sublandlord may only make payment on behalf of Subtenant under this Sublease five (5) days or more following Sublandlord's written notice to Subtenant of any such breach; and Sublandlord may only perform an act on behalf of Subtenant under this Sublease fifteen (15) days or more following Sublandlord's written notice to Subtenant of any such breach. All such sums paid, and all costs and expenses of performing any such act, will be deemed additional Rent payable by Subtenant to Sublandlord upon demand, together with interest thereon as hereinafter provided, until repaid.

20. Late Charge. Notwithstanding any other provisions of this Sublease, Subtenant hereby acknowledges that late payment to Sublandlord of Rent, or other amounts due hereunder will cause Sublandlord to incur costs not contemplated by this Sublease, the exact amount of which will be extremely difficult to ascertain. If any Rent or other sums due from Subtenant are not received by Sublandlord or by Sublandlord's designated agent within ten (10) days after their due date, then Subtenant shall pay to Sublandlord, for each month or partial month during which each overdue amount remains unpaid, a late charge equal to ten percent (10%) of such overdue amount if Sublandlord has given Subtenant written notice that Sublandlord has not received such amounts, or five percent (5%) of such overdue amount if Sublandlord has not given Subtenant such written notice, plus any attorneys' fees incurred by Sublandlord in connection with Subtenant's failure to pay Rent and/or other charge when due hereunder. Sublandlord and Subtenant hereby agree that such late charge represents a fair and reasonable estimate of the cost that Sublandlord will incur by reason of Subtenant's late payment. Sublandlord's acceptance of such late charge shall not constitute a waiver of Subtenant's default with respect to such overdue amount or stop Sublandlord from exercising any of the other rights and remedies granted under this Sublease.

       Initials:       Sublandlord                   Subtenant /s/ DWG
                                  ----------------            ---------------

21. Interest. Any installment of Rent and any other sum due from Subtenant under this Sublease which is not received by Sublandlord within ten (10) days from when the same is due shall bear interest from such tenth (10th) day until paid at an annual rate of ten percent (10%) per annum. Payment of such interest shall not excuse or cure any Default by Subtenant. In addition, Subtenant shall pay all costs and attorney's fees incurred by Sublandlord in collection of such amounts.

22. Entire Agreement. This Sublease, including any Exhibits or Attachments attached hereto, which are hereby incorporated herein by this reference, contain the entire agreement of the parties hereto, and no representations, inducements, promises or agreements, oral or otherwise, between the parties, not embodied herein shall be of any force and effect.

23. Severability. The invalidity of any provision of this Sublease, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

24. Binding Effect; Governing Law. This Sublease Agreement shall be binding upon the parties, their personal representatives, successors and assigns and shall be governed by the laws of the State of California. Any litigation between the Parties hereto concerning this Sublease shall be initiated in Santa Clara County.

25. Construction of Agreement. In construing this Sublease Agreement, all headings and titles are for the convenience of the parties only and shall not be considered a part of this Lease. Whenever required by the context, the singular shall include the plural and vice versa. This Sublease shall not be construed as if prepared by one of the parties, but rather according to its fair meaning as a whole, as if both parties had prepared it.

26. Cumulative Remedies. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

27. Attorneys Fees. In the event any legal action or proceeding, including arbitration and declaratory relief, is commenced for the purpose of enforcing any rights or remedies pursuant to this Sublease, the prevailing party shall be entitled to recover from the non-prevailing party reasonable attorneys' fees, as well as costs of suit, in said action or proceeding, whether or not such action is prosecuted to judgment.

28. Master Landlord Consent. Subtenant acknowledges and agrees that Sublandlord's ability to Sublease the Premises to Subtenant and to enter into this Sublease Agreement is subject to the prior consent of Master Landlord as provided in the Master Lease. Should Master Landlord refuse its consent to the Sublease of the Premises to Subtenant hereunder, either party shall have the absolute right to cancel this Sublease Agreement, by giving written notice to the other party. In the event of such cancellation following Subtenant's entry into possession, Subtenant shall immediately surrender the Premises to Sublandlord in accordance with the terms of paragraph 12 herein, at which time Sublandlord shall, within fifteen (15) days thereafter, return to Subtenant the Rent and the Security Deposit paid by Subtenant to Sublandlord. In such event, Sublandlord shall not be responsible to Subtenant for any expenses Subtenant may have incurred by reason of its entering into this Sublease Agreement.

     WITH INTENT TO BE BOUND, Sublandlord and Subtenant have signed this Sublease Agreement on the date set forth below.

Sublandlord: Trimble Navigation Limited


By:  /s/ Mary Ellen Genovese                 Date:  3/26/99
   ------------------------------                 -------------------------
   AUTHORIZED SIGNATURE
                                                  Address for Notice:
   Mary Ellen Genovese                            -------------------
   Vice President, Finance
                                                  Trimble Navigation Limited
                                                  Real Estate Dept.
                                                  P.O. Box 3642
                                                  Sunnyvale, CA 94088-3642

Subtenant:  Scios, Inc.


By:  /s/ David W. Gryska                     Date:  3/29/99
   ------------------------------                 -------------------------
   AUTHORIZED SIGNATURE

   David W. Gryska                                Address for Notice:
   ------------------------------
   PRINT NAME
                                                  810 W. Maude
                                                  -------------------------
   CFO
   ------------------------------                 Sunnyvale, CA 94086
                                                  -------------------------


                                                  -------------------------

Exhibit A -    Floor Plan
Attachment I - Master Lease [Consisting of Industrial Lease Agreement, dated
               April 1, 1995, and First Amendment to Lease, dated June 12, 1995
               (for the period April 1, 1995 through December 31, 2000, "Master
               Lease A"; and Industrial Lease dated March 24, 1999 (for the period January 1, 2001 through December 31, 2005, "Master Lease
               B".]

MASTER LANDLORD CONSENT

The undersigned, Landlord under the Master Lease attached as Attachment I, (1) represents and warrants that the Master Lease is full force and effect and there are no defaults thereunder by either party nor any event which, with the giving of notice or passing of time, would constitute a default: and (2) hereby consents to the subletting of the Subleased Premises described herein on the terms and conditions contained in this Sublease. This Consent shall apply only to this Sublease and shall not be deemed to be a consent to any other Sublease. The undersigned agrees to give a copy of any notices sent to Sublandlord to Subtenant concurrently.

Master Landlord:   AETNA LIFE INSURANCE


By: ______________________               Date:_____________________
    SIGN NAME

    ______________________
    PRINT NAME


ATTORNMENT AGREEMENT

Subtenant shall attorn to Master Landlord ("Landlord") and perform all of Subtenant's obligations under the Sublease directly to Master Landlord as if Master Landlord were the Landlord under the Sublease. If Subtenant is not, at the time of the notice, in default, Master Landlord shall continue to recognize the estate of Subtenant created under the Sublease. If Subtenant is not in default, the Sublease shall continue with the same force and effect as if Master Landlord and Sublandlord had entered into a lease on the same provisions as those contained in the Sublease, including, without limitation, Subtenant's right to extend the term of the Lease.

Subtenant: Scios, Inc.

By: /s/ DAVID W. GRYSKA              Date:   3/29/99
    -----------------------               ---------------------
    SIGN NAME


    DAVID W. GRYSKA
    -----------------------
    PRINT NAME

                                   EXHIBIT A


The attached plan identified as A-1 shows Subtenant's intended alterations and improvements, which Sublandlord has approved. Sublandlord's approval is conditioned upon Subtenant restoring the outlined portions of the new alterations and improvements as shown on A-2.

                                 [FLOOR PLAN]

                                 [FLOOR PLAN]

                           INDUSTRIAL LEASE AGREEMENT
                           --------------------------

                             BASIC LEASE INFORMATION


Lease Date:                         June 6, 1994

Landlord:                           AETNA LIFE INSURANCE COMPANY,
                                    a Connecticut corporation

Landlord's Address:                 c/o Koll Management Services, Inc.
                                    1450 Koll Circle, Suite 104
                                    San Jose, California 95112

Tenant:                             TRIMBLE NAVIGATION LIMITED
                                    a California corporation

Tenant's Address:                   645 N. Mary Avenue
                                    Sunnyvale, California 94086

Premises Address:                   749 N. Mary Avenue
                                    Sunnyvale, California 94086

Building Square
Footage:                            Approximately thirty-three thousand six hundred (33,600)
                                    rentable square feet

Term:                               Forty-five (45) months commencing on April 1, 1995
                                    ("Commencement Date") and expiring on December 31,
                                    1998 ("Expiration Date")

Monthly Base Rent:                  Period                Sq. Ft.       Monthly Rate         Monthly Rent
                                    ------                -------       ------------         ------------

                                    April 1, 1995          33,600   x     $0.72          =     $24,192
                                    through
                                    December 31, 1998

Prepaid Rent:                       Twenty-Four Thousand One Hundred Ninety-Two Dollars
                                    ($24,192)

Period To Which                     Last one-half (1/2) of the third month of the Term and the first
Prepaid Rent Applied:               one-half (1/2) of the fourth month of the Term

Security Deposit:                   Twenty-Four Thousand One Hundred Ninety-Two Dollars
                                    ($24,192)

Permitted Use:                      Light manufacturing, research and development, sales,
                                    marketing, administration, and offices

Tenant Improvements                 One Hundred Fifty-One Thousand Two Hundred Dollars
Allowance:                          ($151,200)

Architect:                          James Dumas & Associates

Exhibits:                           Exhibit A   - Legal Description of the Premises
                                    Exhibit B   - Tenant Improvements
                                    Exhibit B-1 - Final Plans and Specifications for Tenant
                                                  Improvements
                                    Exhibit C   - Most Recent Environmental Report


Single Tenant With Tenant Improvements
VILOO2-K.b (B) c3 gcn 10/13/94                     1

                                TABLE OF CONTENTS
                                -----------------

SECTION                                                                    Page
-------                                                                    ----

 1.    DEMISE..............................................................   4
 2.    PREMISES............................................................   4
 3.    TERM................................................................   4
 4.    RENT................................................................   4
 5.    LATE CHARGE.........................................................   6
 6.    SECURITY DEPOSIT....................................................   7
 7.    POSSESSION..........................................................   7
 8.    USE OF PREMISES.....................................................   7
 9.    ACCEPTANCE OF PREMISES..............................................   7
10.    SURRENDER...........................................................   8
11.    ALTERATIONS AND ADDITIONS..........................................    8
12.    MAINTENANCE OF PREMISES.............................................   8
13.    LANDLORD'S INSURANCE................................................   9
14.    TENANT'S INSURANCE..................................................  10
15.    INDEMNIFICATION.....................................................  10
16.    SUBROGATION.........................................................  11
17.    ABANDONMENT.........................................................  11
18.    FREE FROM LIENS.....................................................  11
19.    ADVERTISEMENTS AND SIGNS............................................  11
20.    UTILITIES...........................................................  11
21.    ENTRY BY LANDLORD...................................................  11
22.    DESTRUCTION AND DAMAGE..............................................  11
23.    CONDEMNATION........................................................  13
24.    ASSIGNMENT AND SUBLETTING...........................................  13
25.    TENANT'S DEFAULT....................................................  14
26.    LANDLORD'S REMEDIES.................................................  15
27.    ATTORNEY'S FEES.....................................................  16
28.    TAXES...............................................................  16
29.    EFFECT OF CONVEYANCE................................................  16
30.    TENANTS ESTOPPEL CERTIFICATE........................................  17
31.    SUBORDINATION.......................................................  17

                                TABLE OF CONTENTS
                                -----------------
                                   (Continued)


SECTION                                                                    Page
-------                                                                    ----

32.    ENVIRONMENTAL COVENANTS.............................................  17
33.    NOTICES.............................................................  19
34.    WAIVER..............................................................  19
35.    HOLDING OVER........................................................  19
36.    SUCCESSORS AND ASSIGNS..............................................  19
37.    TIME................................................................  19
38.    BROKERS.............................................................  19
39.    LIMITATION OF LIABILITY.............................................  20
40.    FINANCIAL STATEMENTS................................................  20
41.    RULES AND REGULATIONS...............................................  20
42.    MORTGAGEE PROTECTION................................................  20
43.    ENTIRE AGREEMENT....................................................  20
44.    INTEREST............................................................  21
45.    CONSTRUCTION........................................................  21
46.    REPRESENTATIONS AND WARRANTIES OF TENANT............................  21
47.    REPRESENTATIONS AND WARRANTIES OF LANDLORD..........................  21
48.    MEMORANDUM OF LEASE.................................................  21
49.    QUIET ENJOYMENT.....................................................  21



EXHIBIT A: LEGAL DESCRIPTION OF THE PREMISES

EXHIBIT B: TENANT IMPROVEMENTS

EXHIBIT B-1: FINAL PLANS AND SPECIFICATIONS FOR TENANT
             IMPROVEMENTS

EXHIBIT C: MOST RECENT ENVIRONMENTAL REPORT

                                 LEASE AGREEMENT
                                 ---------------


     This Lease Agreement is made and entered into by and between Landlord and Tenant on the Lease Date. The terms used in this Lease which are set forth in the Basic Lease Information set forth on page 1 of this Lease Agreement ("Basic Lease Information") shall have the meanings given them in the Basic Lease Information. The Basic Lease Information, the exhibit(s), the addendum or addenda described in the Basic Lease Information, and this Lease Agreement are and shall be construed as a single instrument and are referred to herein as the "Lease".

     1. DEMISE: In consideration for the rents and all other charges and payments payable by Tenant, and for the agreements, terms and conditions to be performed by Tenant in this Lease, LANDLORD DOES HEREBY LEASE TO TENANT, AND TENANT DOES HEREBY HIRE AND TAKE FROM LANDLORD, the premises described in Paragraph 2 below (the "Premises"), upon the agreements, terms and conditions of this Lease for the Term hereinafter stated.

     2. PREMISES: The Premises demised by this Lease are the land, Building (hereafter defined) and related improvements comprising the real property located in Sunnyvale, Santa Clara County, California, more particularly described in Exhibit A, which is attached hereto and incorporated herein by this
             ---------
reference, and having the address specified in the Basic Lease Information. The building ("Building") which is a portion of the Premises contains the amount of rentable square footage specified in the Basic Lease Information. Tenant shall have the exclusive right to use the parking and other common areas on the Premises. No easement for light or air is incorporated in the Premises.

     The Premises demised by this Lease shall also include the Tenant Improvements (as that term is defined in Exhibit B, attached hereto and
                                         ---------
incorporated herein by this reference) to be constructed by Landlord within the interior of the Building. Landlord shall construct the Tenant Improvements on the terms and conditions set forth in Exhibit B. Landlord and Tenant agree to
                                      ---------
and shall be bound by the terms and conditions of Exhibit B.
                                                  ---------

     3. TERM: The term of this Lease ("Term") shall be for the period of months specified in the Basic Lease Information, commencing on the Commencement Date specified in the Basic Lease Information and expiring on the Expiration Date specified in the Basic Lease Information.

     Tenant hereby acknowledges that the Premises are currently occupied by MasPar Computer Corporation, a California corporation, under a lease whose term does not expire until March 31, 1995.

     4.   RENT:

          (a)  Base Rent. Tenant shall pay to Landlord, in advance on the first
               ---------
day of each month of the Term, without further notice or demand and without offset or deduction, the monthly installments of rent specified in the Basic Lease Information (the "Base Rent").

     Provided Tenant is not in Default at the time of abatement and further provided that Tenant shall have never been in Default at any time prior to the time of such abatement, Landlord hereby agrees to abate Tenant's obligation to pay Base Rent for the first two and one-half (2-1/2) months of the Lease Term. During such abatement period, Tenant shall still be responsible for the payment of all of its other monetary obligations under the Lease, including without Limitation, Additional Rent (hereafter defined in Paragraph 4(b)) and any expenses relative to Tenant's use and occupancy of the Premises. In the event of a Default by Tenant under the terms of this Lease, then in addition to other sums which Landlord is permitted to recover, Landlord shall be entitled to recover the Base Rent which was abated pursuant to the provisions of this paragraph. The abated Base Rent shall become due and payable by Tenant to Landlord as "Rent" under the Lease within three (3) days after written demand therefor by Landlord.

     Upon execution of this Lease, Tenant shall pay to Landlord the Prepaid Rent specified in the Basic Lease Information to be applied toward Base Rent for the period of the Term specified in the Basic Lease Information.

     (b)  Additional Rent. In addition to the Base Rent, Tenant shall pay to
          ---------------
Landlord, in accordance with this Paragraph 4, all of the following items related to the Premises (the "Additional Rent"):

          (1)  Taxes and Assessments. All real estate taxes and assessments
               ---------------------
levied, assessed or imposed against the Premises. Real estate taxes and assessments shall include any form of assessment, license, fee, levy, penalty (if a result of Tenant's delinquency), or tax (other than income, estate, succession, inheritance, transfer or franchise taxes), levied assessed or imposed against the Premises by any authority having the direct or indirect power to tax, or by any city, county, state or federal government or any improvement or other district or division thereof, whether such tax is (i) determined by the area of the Premises, or any part thereof, or the Rent and other sums payable hereunder by Tenant or by other tenants, including, but not limited to, any gross income or excise tax levied by any of the foregoing authorities with respect to receipt of Rent or other sums due under this Lease;
(ii) upon any legal or equitable interest of Landlord in the Premises, or any part thereof; (iii) upon this transaction or any document to which Tenant is a party creating or transferring any interest in the Premises; (iv) levied or assessed in lieu of, in substitution for, or in addition to, existing or additional real estate taxes against the Premises, whether or not now customary or within the contemplation of the parties; or (v) surcharged against the parking area. Tenant and Landlord acknowledge that Proposition 13 was adopted by the voters of the State of California in the June, 1978 election and that assessments, taxes, fees, levies and charges may be imposed by governmental agencies for such purposes as fire protection, street, sidewalk, road, utility construction and maintenance, refuse removal and for other governmental services which may formerly have been provided without charge to property owners or occupants. It is the intention of the parties that all new and increased assessments, taxes, fees, levies and charges due to Proposition l3 or any other cause are to be included within the definition of real property taxes and assessments for purposes of this Lease. If the Commencement Date occurs on a date other than the first day of a calendar year or the Expiration Date or the date of an earlier termination of the Term of this Lease occurs on a date other than the last day of a calendar year, then real estate taxes and assessments shall be prorated and apportioned to coincide with the Commencement Date, Expiration Date or earlier termination date of the Term of this Lease.

          (2)  Insurance. All insurance premiums, including premiums for fire,
               ---------
extended coverage, and "all risk" (including earthquake endorsements) insurance for the Building, public liability insurance, other insurance as Landlord deems necessary provided such insurance is customarily carried by landlords of comparable projects in the community, and any deductibles paid under policies of such insurance. Notwithstanding the foregoing to the contrary, Additional Rent shall not include and Tenant shall not be responsible for the following: (a) any deductible amount in excess of Twenty Five Thousand Dollars ($25,000) per occurrence for insured flood coverage; (b) any deductible amount for insured earthquake coverage; and (c) any deductible amount in excess of Ten Thousand Dollars ($10,000) per occurrence for any perils insured against under fire, extended coverage, and "all risk" insurance policy or policies [except those perils referred to in items (a) and (b) above, the deductibles for which are limited as provided for in said items (a) and (b)]. In addition, notwithstanding the foregoing to the contrary, Additional Rent shall not include and Tenant shall not be responsible for any increased cost of earthquake endorsement(s) which exceeds One Thousand One Hundred Sixty-Nine Dollars ($1,169.00), the annual cost of such endorsement(s) as of the Lease Date specified in the Basic Lease Information for or allocable to the Building, plus fifteen percent (15%) thereof per year, not compounded.

          (3)  Outside Areas Expenses. All costs incurred by Landlord to
               ----------------------
maintain, repair, replace, supervise, insure (including provision of public liability insurance) and administer the outside areas of the Premises ("Outside Areas"), including parking areas, landscaping (including maintenance contracts), sprinkler systems, sidewalks, driveways, curbs, lighting systems, and utilities for the Outside Areas.

          (4)  Parking Charges. Any parking charges or other costs levied
               ---------------
assessed or imposed by, or at the direction of, or resulting from statutes or regulations, or interpretations thereof, promulgated by any governmental authority or insurer in connection with the use or occupancy of the Premises.

          (5)  Maintenance and Repair of Building. All costs to maintain and
               ----------------------------------
repair the structural portions of the roof, the roof coverings, the foundation, the floor slab, the load bearing walls, and the exterior walls (including the painting thereof) of the Building, and all costs to maintain and repair all utility and plumbing systems, fixtures and equipment serving the Building but which are located in the Outside Areas. Notwithstanding the foregoing if the roof covering is replaced, the cost of such replacement shall, in accordance with generally accepted accounting principles consistently applied, be amortized on a monthly basis over the useful life of the replacement, together with interest thereon at the rate of ten percent (10%) per annum, and Tenant shall pay to Landlord as Additional Rent such amortized amount for each month after such replacement is completed until the earlier of (i) the expiration of the Term of (ii) the end of the amortization period.

              (6)  Management and Administration. An amount equal to eight
                   -----------------------------
percent (8%) of the total sum of the items described in paragraphs 4(b)(1) through 4(b)(5) above, representing Landlord's costs for management and administration of the Premises, including a property management fee, accounting, auditing, billing, postage, employee benefits, payroll taxes, etc.

              (c)  Payment of Additional Rent.
                   --------------------------

              (1) Upon commencement of this Lease, Landlord shall submit to Tenant an estimate of monthly Additional Rent for the period between the Commencement Date and the following December 31 and Tenant shall pay such estimated Additional Rent on a monthly basis concurrently with the payment of the Base Rent. Tenant shall continue to make said monthly payments until notified by Landlord of a change therein. By March 1 of each calendar year or as soon thereafter as Landlord is able to do so, Landlord shall provide to Tenant a statement showing the actual Additional Rent due to Landlord for the prior calendar year, prorated from the Commencement Date during the first year. If the total of the monthly payments of Additional Rent that Tenant has made for the prior calendar year (or portion thereof during which this Lease was in effect) is less than the actual Additional Rent chargeable to Tenant for such prior calendar year, then Tenant shall pay the difference in a lump sum within ten
(10) days after receipt of such statement from Landlord. Any overpayment by Tenant of Additional Rent for the prior calendar year shall be credited towards the Additional Rent next due.

              (2) The actual Additional Rent for the prior calendar year shall be used for purposes of calculating Tenant's monthly payment of estimated Additional Rent for the current year, subject to adjustment as provided above, except that in any year in which resurfacing of the parking area or material roof repairs are planned, Landlord may include the estimated cost of such work in the estimated monthly Additional Rent. Landlord shall make the final determination of Additional Rent for the year in which this Lease terminates as soon as possible after termination of such year. Tenant shall remain liable for payment of any amount due to Landlord in excess of the estimated Additional Rent previously paid by Tenant, and, conversely, Landlord shall promptly return to Tenant any overpayment, even though the Term has expired and Tenant has vacated the Premises. Failure of Landlord to submit statements as called for herein shall not be deemed a waiver of Tenant's obligation to pay Additional Rent as herein provided.

              (d)  General Payment Terms. The Base Rent, Additional Rent and all
                   ---------------------
other sums payable by Tenant to Landlord hereunder are referred to as the "Rent". All Rent shall be paid without deduction, offset or abatement in lawful money of the United States of America. Checks are to be made payable to Aetna Life insurance Company and shall be mailed to: Department 66169, El Monte, California 91735, or to such other person or place as Landlord may, from time to time, designate to Tenant in writing. If the Commencement Date is on a date other than the first day of the calendar month or the Expiration Date or the date of an earlier termination of the Lease occurs on a date other than the last day of a calendar month, then Rent shall be prorated for the portion of said calendar month on the basis of a thirty (30) day month.

         5. LATE CHARGE: Notwithstanding any other provision of this Lease, Tenant hereby acknowledges that late payment to Landlord of Rent, or other amounts due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. If any Rent or other sums due from Tenant are not received by Landlord or by Landlord's designated agent within ten (10) days after their due date, then Tenant shall pay to Landlord a late charge equal to ten percent (10%) of such overdue amount if Landlord has given Tenant written notice that Landlord has not received such amounts or five percent (5%) of such overdue amount if Landlord has not given Tenant such written notice, plus any attorneys' fees by Landlord by reason of Tenant's failure to pay Rent and/or other charge when due hereunder. Landlord and Tenant hereby agree that such late charge represent a fair and reasonable estimate of the cost that Landlord will incur by reason of Tenant's late payment. Landlord's acceptance of such late charge shall not constitute a waiver of Tenant's default with respect to such overdue amount or estop Landlord from exercising any of the other rights and remedies granted under this Lease.

              Initials:

              Landlord /s/                      Tenant /s/


         6. SECURITY DEPOSIT: Concurrently with Tenant's execution of the Lease, Tenant shall deposit with Landlord the Security Deposit specified in the Basic Lease Information as security for the full and faithful performance of each and every term, covenant and condition of this Lease. Landlord may use, apply or retain the whole or any part of the Security Deposit as may be reasonably necessary (a) to remedy Tenant's default in the payment of any Rent,
(b) to repair damage to the Premises caused by Tenant, (c) to clean the Premises upon termination of this Lease, (d) to reimburse Landlord for the payment of any amount which Landlord may reasonably spend or be required to spend by reason of Tenant's default, or (e) to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. Should Tenant faithfully and fully comply with all of the terms, covenants and conditions of this Lease, within thirty (30) days following the expiration of the Term, the Security Deposit or any balance thereof shall be returned to Tenant or, at the option of Landlord, to the last assignee of Tenant's interest in this Lease. Landlord shall not be required to keep the Security Deposit separate from its general funds and Tenant shall not be entitled to any interest on such deposit. If Landlord so uses or applies all or any portion of said deposit, within ten
(10) days after written demand therefor Tenant shall deposit cash with Landlord in an amount sufficient to restore the Security Deposit to the full extent of the above amount, and Tenant's failure to do so shall be a default under this Lease. In the event Landlord transfers its interest in this Lease, Landlord shall transfer the then remaining amount of the Security Deposit to Landlord's successor in interest, and thereafter Landlord shall have no further liability to Tenant with respect to such Security Deposit.

         7. POSSESSION: Tenant shall be entitled to possession of the Premises upon substantial completion of the Tenant Improvements.

         8.   USE OF PREMISES:

         (a)  Permitted Uses. The Building shall be used for the Permitted Uses
              --------------
specified in the Basic Lease Information and no other. The remainder of the Premises shall be used only for ingress, egress and parking in designated areas, provided, however, Tenant may use areas adjoining the Building for temporary outside testing of Tenant's products as long as such use is in full compliance with all city and other governmental ordinances, rules and regulations. The Premises shall not be used to create any nuisance or trespass, for any illegal purpose, for any purpose not permitted by applicable laws and regulations, or for any purpose that would vitiate the insurance or increase the premiums for insurance on the Premises. Tenant agrees not to overload the floor(s) of the Building.

         (b)  Compliance with Governmental Regulations. Tenant shall, at
              ----------------------------------------
Tenant's expense, faithfully observe and comply with all Municipal, State and Federal statutes, rules, regulations, ordinances, requirements, and orders, now in force or which may hereafter be in force pertaining to the Premises or Tenant's use thereof, including without limitation, any statutes, rules, regulations, ordinances, requirements, or orders requiring installation of fire sprinkler systems, seismic reinforcement and related alterations, and removal of asbestos, whether substantial in cost or otherwise, and all recorded covenants, conditions and restrictions affecting the Premises ("Private Restrictions") now in force or which may hereafter be in force; provided, however, that Tenant shall not be required to make structural changes or other capital improvements to the Premises or Building not related to Tenant's specific use of the Premises unless the requirement for such changes is imposed as a result of any improvements or additions made or proposed to be made at Tenant's request. The judgment of any court of competent jurisdiction, or the admission of Tenant in any action or proceeding against Tenant, whether Landlord be a party thereto or not, that Tenant has violated any such rule, regulation, ordinance, statute or Private Restrictions, shall be conclusive of that fact as between Landlord and Tenant.

     9.  ACCEPTANCE OF PREMISES: By entry hereunder, Tenant accepts the
Premises as suitable for Tenant's intended use and as being in good and sanitary operating order, condition and repair (except as to latent defects in the Building not ascertainable by a diligent inspection by Tenant), AS IS, and without representation or warranty by Landlord as to the condition, use or occupancy which may be made thereof. Any exceptions to the foregoing must be by written agreement executed by Landlord and Tenant.

         10. SURRENDER: Tenant agrees that on the last day of the Term, or on the sooner termination of this Lease, Tenant shall surrender the Premises to Landlord (a) in good condition and repair (damage by acts of God, fire, and normal wear and tear excepted), but with all interior walls of the Building painted or cleaned so they appear painted, any carpets within the Building cleaned, and with all floors of the Building cleaned and waxed, together with all alterations, additions and improvements which may have been made in or on the Premises; except that Tenant at its expense shall remove (i) trade fixtures put in at the expense of Tenant, and (ii) except as otherwise provided in Paragraph 11(c), any alterations, additions, or improvements as to which Landlord has, prior to the date of surrender, consented to or requested to be removed; and (b) otherwise in accordance with Paragraph 32(f). Tenant shall repair all damage caused by such removal and otherwise restore the Premises in accordance with the preceding sentence at Tenant's sole cost and expense. On or before the expiration or sooner termination of this Lease, Tenant shall remove all of Tenant's personal property from the Premises. All property of Tenant not so removed, unless such non-removal is consented to by Landlord, shall be deemed abandoned by Tenant, provided that in such event Tenant shall remain liable to
                     -------- ----
Landlord for all costs incurred in storing and disposing of such abandoned property of Tenant. If the Premises are not surrendered at the end of the Term or sooner termination of this Lease, and in accordance with the provisions of this Paragraph 10 and of Paragraph 32(f), Tenant hereby indemnifies Landlord against loss or liability resulting from delay by Tenant in so surrendering the Premises including, without limitation, any claims made by any succeeding tenant founded on such delay.

         11.  ALTERATIONS AND ADDITIONS:

              (a) Tenant shall not make, or permit to be made, any alteration or addition to the Premises, or any part thereof, without the prior written consent of Landlord, such consent not to be unreasonably withheld.

              (b) Any alteration or addition to the Premises shall be at Tenant's sole cost and expense, in compliance with all applicable laws and all reasonable requirements of Landlord, and in accordance with plans and specifications approved in writing by Landlord.

              (c) In the event Landlord consents to a proposed alteration or addition, such consent shall include Landlord's advice whether or not Landlord requires that such proposed alteration or addition be removed at the expiration or termination of this Lease. If Landlord fails so to advise Tenant in writing at the time Landlord consents to the proposed alteration or addition that such alteration or addition must be removed by Tenant at the expiration or termination of this Lease, then Tenant shall not be required to do so, and Tenant shall surrender the alteration or addition to Landlord with the Premises, without compensation to Tenant, at the expiration or termination of this Lease. In the event that Tenant makes any alterations or additions to the Premises, or any part thereof, without the prior written consent of Landlord as required hereunder, then Tenant at its sole expense shall remove any such alteration or addition at the expiration or termination of this Lease if Landlord requests that such alteration or addition be removed. All additions, alterations or improvements made to the Premises, including, but not limited to, heating, lighting, electrical, air conditioning, fixed partitioning, drapery, wall covering and paneling, built-in cabinet work and carpeting installations made by Tenant, together with all property that has become an integral part of the Premises, shall at once be and become the property of Landlord, and shall not be deemed trade fixtures.

         (d) Tenant agrees not to proceed to make such alterations or additions, notwithstanding consent from Landlord to do so, until five (5) days after Tenant's receipt of such consent, in order that Landlord may post appropriate notices to avoid any liability to contractors or material suppliers for payment for Tenant's improvements. Tenant will at all times permit such notices to be posted and to remain posted until the completion of work.

     12. MAINTENANCE OF PREMISES:

         (a)  Maintenance by Landlord. Subject to the provisions of Paragraphs
              -----------------------
12(b), 22 and 23, and further subject to Tenant's obligation under Paragraph 4 to reimburse Landlord, in the form of Additional Rent, for the cost and expense of the following items, Landlord agrees to keep and maintain in good order and condition, repair, and replace the following items: the structural portions of the roof and the roof coverings (provided that Tenant installs no additional air conditioning or other equipment on the roof that damages structural portions of the roof or the roof coverings), the foundation, the floor slab, the load bearing walls, and the exterior walls (excluding any glass therein but including the painting thereof) of the Building; the utility and plumbing systems, fixtures, and equipment located outside the Building; and the parking areas, landscaping, sprinkler systems, sidewalks, driveways, curbs, and lighting systems in the Outside Areas. Landlord shall not be required to repair or maintain conditions created due to any act, negligence or omission of Tenant or its agents, contractors, employees or invitees occurring during the Term of this Lease. Landlord's obligation hereunder to repair and maintain is subject to the condition precedent that Landlord shall have received written notice of the need for such repairs and maintenance. Tenant shall promptly report in writing to Landlord any defective condition known to it which Landlord is required to repair.

         (b)  Maintenance by Tenant. Tenant shall, at its sole expense, (1)
              ---------------------
keep and maintain in good order and condition, repair, and replace the Building, and every part thereof, including glass, windows, window frames, skylights, interior and exterior doors and door frames of the Building, and the interior of the Building, (excepting only those portions of the Building to be maintained, repaired or replaced by Landlord as provided in Paragraph 12(a) above), (2) keep and maintain in good order and condition, repair, and replace all utility and plumbing systems, fixtures and equipment, including without limitation, electricity, gas, water, and sewer, located in or on the Building, and furnish all expendables, including light bulbs, paper goods and soaps, used in the Building, (3) repair all damage to the Building or the Outside Areas occurring during the term of this Lease or the term of the Previous Lease caused by the negligence or willful misconduct of Tenant or its agents, employees, contractors or invitees. Tenant shall not do anything to cause any damage, deterioration or unsightliness to the Building or the Outside Areas.

         Landlord agrees prior to the Commencement Date to have the heating, ventilation and air conditioning system and equipment serving the Building ("HVAC") serviced by a licensed mechanical contractor and brought up to good working order. Thereafter, Tenant, at its sole cost, shall keep and maintain in good order and condition and repair the HVAC; provided, however, Landlord at its sole cost and expense for a period of ninety (90) days after the Commencement Date shall maintain and make any repairs required to the HVAC during said ninety
(90) day period. Tenant at its sole cost and expense, shall contract with a licensed mechanical contractor reasonably acceptable to Landlord to provide a program of preventative maintenance for the HVAC and shall provide Landlord with evidence of such program. If at any time during the Term of this Lease it is determined by a licensed mechanical contractor approved by Landlord that the HVAC or a portion thereof is no longer operational and must be replaced, and the cost of such replacement does not exceed Twelve Hundred Dollars ($1,200.00), then Tenant shall pay the cost of such replacement. If at any time during the Term of this Lease it is determined by a licensed mechanical contractor approved by Landlord that the HVAC or a portion thereof is no longer operational and must be replaced, and the cost of such replacement is in excess of Twelve Hundred Dollars ($1,200.00) then Landlord shall pay the cost of such replacement and Tenant shall reimburse Landlord for such costs as follows: the cost of such replacement shall in accordance with generally accepted accounting principles consistently applied be amortized on a monthly basis over the useful life of the replacement together with interest thereon at the rate on ten percent (10%) per annum and Tenant shall pay to Landlord as Additional Rent hereunder such amortized amount for each month after such replacement is completed until the earlier of (i) the expiration of the Term or (ii) the end of the amortization period.

         (c)  Landlord's Right to Maintain and Repair at Tenant's Expense.
              -----------------------------------------------------------
Notwithstanding the foregoing, if Tenant fails to perform any maintenance or repairs which Tenant is obligated to perform for ten (10) days or more after the receipt by Tenant of written notice from Landlord specifying the need for such maintenance and repairs, Landlord shall have the right, but not the obligation, at Tenant's expense, to enter the Building and perform Tenant's maintenance, repair and replacement work; provided, however in the case of an emergency Landlord may immediately and without any notice to Tenant enter the Building and perform Tenant's maintenance, repair, and replacement work. Within ten (10) days after invoice therefor from Landlord, Tenant shall pay all reasonable costs and expenses incurred by Landlord in connection with such maintenance, repair and replacement work.

         (d)  Tenant's Waiver of Rights. Tenant hereby expressly waives all
              -------------------------
rights to make repairs at the expense of Landlord or to terminate this Lease, as provided for in California Civil Code Sections 1941 and 1942, and 1932(1), respectively, and any similar or successor statute or law in effect or any amendment thereof during the Term.

    13. LANDLORD'S INSURANCE: Landlord shall purchase and keep in force fire, extended coverage and "all risk" insurance covering the Building with coverage not less than eighty percent (80%) of the full replacement cost of the Building. Tenant shall, at its sole cost and expense, comply with any and all reasonable requirements pertaining to the Premises of any insurer necessary for the maintenance of reasonable fire and public liability insurance, covering the Premises and appurtenances. Landlord, at Tenant's cost, may maintain "Loss of Rents" insurance, insuring that the Rent will be paid in a timely manner to Landlord for a period of at least twelve (12) months if the Premises are destroyed or rendered unusable or inaccessible by any cause insured against under this Lease.

    14.  TENANT'S INSURANCE:

         (a)  Public Liability Insurance. Tenant shall, at Tenant's expense,
              --------------------------
secure and keep in force a "broad form" public liability insurance and property damage policy covering the Premises, insuring Tenant, and naming Landlord and its lenders as additional insureds, against any liability arising out of the ownership, use, occupancy or maintenance of the Premises. The minimum limit of coverage of such policy shall be in the amount of not less than Three Million Dollars ($3,000,000.00) for injury or death of one person in any one accident or occurrence and in the amount of not less than Three Million Dollars ($3,000,000.00) for injury or death of more than one person in any one accident or occurrence, shall include an extended liability endorsement providing contractual liability coverage (which shall include coverage for Tenant's indemnification obligations in this Lease), and shall contain a severability of interest clause or a cross liability endorsement. Such insurance shall further insure Landlord and Tenant against liability for property damage of at least One Million Dollars ($1,000,000.00). The limit of any insurance shall not limit the liability of Tenant hereunder. No policy shall be cancellable or subject to reduction of coverage, and loss payable clauses shall be subject to Landlord's approval. Such policies of insurance shall be issued as primary policies and not contributing with or in excess of coverage that Landlord may carry, by an insurance company authorized to do business in the State of California for the issuance of such type of insurance coverage and rated A:XIII or better in Best's
                                                                          ------
Key Rating Guide. A copy of said policy or a certificate evidencing to
----------------
Landlord's reasonable satisfaction that such insurance is in effect shall be delivered to Landlord upon commencement of the Term, and thereafter whenever Landlord shall reasonably request. Tenant shall be entitled to fulfill its insurance obligations under this Paragraph 14(a) by maintaining a so-called "blanket" policy or policies of insurance in such form as to provide by specific endorsement coverage not less than that which is required under this Paragraph 14(a) for the Premises.

         (b)  Personal Property Insurance. Tenant shall maintain in full force
              ---------------------------
and effect on all of its fixtures and equipment on the Premises, a policy or policies of fire and extended coverage insurance with standard coverage endorsement to the extent of the full replacement cost thereof. During the term of this Lease the proceeds from any such policy or policies of insurance shall be used for the repair or replacement of the fixtures and equipment so insured. Landlord shall have no interest in the insurance upon Tenant's equipment and fixtures and will sign all documents reasonably necessary in connection with the settlement of any claim or loss by Tenant. Landlord will not carry insurance on Tenant's possessions. Tenant shall furnish Landlord with a certificate evidencing to Landlord's reasonable satisfaction that such insurance is in effect, and whenever required, shall satisfy Landlord that such policy is in full force and effect.

    15.  INDEMNIFICATION:

         (a)  Of Landlord. Tenant shall indemnify and hold harmless Landlord
              -----------
and agents, employees, partners, shareholders, directors, invitees, and independent contractors (collectively "Agents") of Landlord against and from any and all claims, liabilities, judgments, costs, demands, causes of action and expenses (including, without limitation, reasonable attorneys' fees) arising from (1) Tenant's use of the Premises or from any activity done, permitted or suffered by Tenant in, on, or about the Premises, and (2) any act, neglect, fault, willful misconduct or omission of Tenant, or Tenant's Agents or from any breach or default in the terms of this Lease by Tenant, and (3) any action or proceeding brought on account of any matter in items (1) or (2). If any action or proceeding is brought against Landlord by reason of any such claim, upon notice from Landlord, Tenant shall defend the same at Tenant's expense by counsel reasonably satisfactory to Landlord. As a material part of the consideration to Landlord, Tenant hereby assumes all risk of damage to property or injury to persons in, on, or about the Premises from any cause whatsoever (except to the extent caused by the active negligence or willful misconduct by Landlord or its Agents or by the failure of Landlord to observe any of the terms and conditions of this Lease, if such failure has persisted for an unreasonable period of time after written notice of such failure), and Tenant hereby waives all claims in respect thereof against Landlord. The obligations of Tenant under this Paragraph 15 shall survive any termination of this Lease.

         (b)  Of Tenant. Landlord shall indemnify and hold harmless Tenant and
              ---------
Tenant's Agents against and from any and all claims, liabilities, judgments, costs, demands, causes of action and expenses (including, without limitation, reasonable attorneys' fees) arising from the gross negligence or willful misconduct of Landlord or its Agents.

              (c) No Impairment of Insurance. The foregoing indemnity shall not relieve any insurance carrier of its obligations under any policies required to be carried by either party pursuant to this Lease, to the extent that such policies cover the peril or occurrence that results in the claim that is subject to the foregoing indemnity.

          16. SUBROGATION: Landlord and Tenant hereby mutually waive any claim against the other during the Term for any injury to person or loss or damage to any of their property located on or about the Premises that is caused by or results from perils covered by insurance carried by the respective parties, to the extent of the proceeds of such insurance actually received with respect to such injury, loss or damage, whether or not due to the negligence of the other party or its agents. Because the foregoing waivers will preclude the assignment of any claim by way of subrogation to an insurance company or any other person, each party now agrees to immediately give to its insurer written notice of the terms of these mutual waivers and shall have their insurance policies endorsed to prevent the invalidation of the insurance coverage because of these waivers. Nothing in this Paragraph 16 shall relieve a party of liability to the other party for failure to carry insurance required by this Lease.

          17. ABANDONMENT: Tenant shall not abandon the Premises at any time during the Term. In the event of abandonment, the rights and remedies of Tenant and Landlord shall be determined in accordance with the applicable California statutes in effect at the time of abandonment. The discontinuance by Tenant of business activities on the Premises shall not constitute abandonment of the Premises provided that Tenant continues to pay Rent and perform Tenant's other obligations under this Lease.

          18. FREE FROM LIENS: Tenant shall keep the Premises free from any liens arising out of any work performed, materials furnished, or obligations incurred by or for Tenant.

          19. ADVERTISEMENTS AND SIGNS: Tenant shall not place or permit to be placed in, upon, or about the Premises any signs, advertisements or notices without obtaining Landlord's prior written consent or without complying with applicable law, and will not conduct, or permit to be conducted, any sale by auction on the Premises. Tenant shall remove any sign; advertisement or notice placed on the Premises by Tenant upon the expiration of the Term or sooner termination of this Lease, and Tenant shall repair any damage or injury to the Premises or the Property caused thereby, all at Tenant's expense. If any signs are not removed, or necessary repairs not made, Landlord shall have the right to remove the signs and repair any damage or injury to the Premises at Tenant's sole cost and expense.

          20. UTILITIES: Tenant shall pay for all water, gas, heat, light, power, telephone service and all other materials and services supplied to the Premises. If Tenant fails to pay for any of the foregoing within ten (10) days after the date due, Landlord may, after giving written notice to Tenant of such failure, pay the same and add such amount to the Rent.

          21. ENTRY BY LANDLORD: Tenant shall permit Landlord and its Agents to enter into and upon the Premises at all reasonable times during normal business hours and upon reasonable notice (except in the case of an emergency, for which entry shall be allowed at any time and for which no notice shall be required), and subject to Tenant's reasonable security arrangements, for the purpose of inspecting the same or showing the Premises to prospective purchasers, lenders or tenants or to alter, improve, maintain and repair the Premises as required or permitted of Landlord under the terms hereof, without any rebate of Rent and without any liability to Tenant for any loss of occupation or quiet enjoyment of the Premises thereby occasioned (except for actual damages resulting from the negligence or willful misconduct of Landlord or its agents); and Tenant shall permit Landlord to post notices of non-responsibility and ordinary "for sale" or "for lease" signs, provided that Landlord may post such "for lease" signs and exhibit the Premises to prospective tenants only during the six (6) months prior to expiration of the Term of this Lease. No such entry shall be construed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction of Tenant from the Premises.

          22. DESTRUCTION AND DAMAGE:

              (a) If the Building is damaged by fire or other perils covered by the insurance required by Paragraph 13, the following shall apply:

                  (1) In the event of total destruction (which shall mean destruction or damage in excess of fifty percent (50%) of the full insurable value thereof) of the

Building, Tenant may elect to terminate the Lease by giving Landlord written notice of termination within thirty (30) days after the occurrence of such destruction. If Tenant does not elect to terminate the Lease, Landlord may elect either to commence promptly to repair and restore the Building and prosecute the same diligently to completion, in which event this Lease shall remain in full force and effect; or not to repair or restore the Building, in which event this Lease shall terminate. Landlord shall give Tenant written notice of its intention within sixty (60) days after the occurrence of such destruction. If Landlord elects not to restore the Building, this Lease shall be deemed to have terminated as of the date of such total destruction.

                   (2) In the event of a partial destruction (which shall mean destruction or damage to an extent not exceeding fifty percent (50%) of the full insurable value thereof) of the Building for which Landlord will receive insurance proceeds sufficient to cover the cost to repair and restore such partial destruction and, if the damage thereto is such that the Building may be substantially repaired or restored to its condition existing immediately prior to such damage or destruction within one hundred eighty (180) days from the date of such destruction, Landlord shall commence and proceed diligently with the work of repair and restoration, in which event the Lease shall continue in full force and effect. If such repair and restoration is reasonably estimated to require more than one hundred eighty (180) days, Tenant may within thirty (30) days of receipt from Landlord of notice of the time required for repair terminate this Lease by giving Landlord written notice. If such repair and restoration requires longer than one hundred eighty (180) days and Tenant has not elected to terminate this Lease or if the insurance proceeds therefor (plus any amounts Tenant may elect or is obligated to contribute) are not sufficient to cover the cost of such repair and restoration, Landlord may elect either to so repair and restore, in which event the Lease shall continue in full force and effect, or not to repair or restore, in which event the Lease shall terminate. In either case, Landlord shall give written notice to Tenant of its intention and of the estimated time required for repair within sixty (60) days after the destruction occurs. If Landlord elects not to restore the Building, this Lease shall be deemed to have terminated as of the date of such partial destruction.

                   (3) Nothwithstanding anything to the contrary contained in this Paragraph 22, in the event of damage to the Building occurring during the last twelve (12) months of the Term, Landlord may elect to terminate this Lease by written notice of such election given to Tenant within thirty (30) days after the damage occurs. If Landlord does not terminate this Lease as provided in the immediately preceding sentence, and if the repair and restoration of such damage is reasonably estimated to require more than ninety (90) days, Tenant may elect to terminate this Lease by written notice of such election given to Landlord within ten (10) days of receipt from Landlord of notice of the time required for repair and restoration.

                         (b)   If the Building is damaged by any peril not
covered by the insurance required by Paragraph 13, and the cost to repair such damage exceeds any amount Tenant may voluntarily agree to contribute, Landlord may elect to commence promptly to repair and restore the Building and prosecute the same diligently to completion if such repairs and restoration can be completed within two hundred and ten (210) days after the date such damage occurs, in which event this Lease shall remain in full force and effect. If such repairs and restoration cannot be completed within two hundred and ten (210) days after the date of the casualty or if Landlord elects not to repair or restore the Building, this Lease shall terminate. Landlord shall give Tenant written notice of its intention within sixty (60) days after the occurrence of such damage. If Landlord elects not to restore the Building, then this Lease shall be deemed to have terminated as of the date such damage occured.

                         (c)   In the event of repair and restoration as herein
provided, the monthly installments of Base Rent shall be abated proportionately in the ratio which Tenant's use of the Building is impaired during the period of such repair or restoration. Tenant shall not be entitled to any compensation or damages from Landlord for loss of use of the whole or any part of the Building and/or any inconvenience or annoyance occasioned by such damage, repair or restoration.

                         (d)   If Landlord is obligated to or elects to repair
or restore as herein provided, Landlord shall repair or restore only those portions of the Building which were originally provided at Landlord's expense substantially to their condition existing immediately prior to the occurrence of the damage or destruction; and Tenant shall promptly repair and restore, at Tenant's expense, Tenant's fixtures, improvements, alterations and additions in and to the Building which were not provided at Landlord's expense.

              (e) Tenant hereby waives the provisions of California Civil Code
Section 1932(2) and Section 1933(4) which permit termination of a lease upon destruction of the leased premises, and the provisions of any similar law now or hereinafter in effect, and the provisions of this Paragraph 22 shall govern exclusively in case of such destruction.

         23. CONDEMNATION: If twenty-five percent (25%) or more of the Building or the parking area located on the Premises is taken for any public or quasi-public purpose by any lawful governmental power or authority, by exercise of the right of appropriation, inverse condemnation, condemnation or eminent domain, or sold to prevent such taking (each such event being referred to as a "Condemnation"), Landlord may, at its option, terminate this Lease as of the date title vests in the condemning party. If the Building after any Condemnation and any repairs by Landlord would be untenantable for the conduct of Tenant's business operations, Tenant shall have the right to terminate this Lease as of the date title vests in the condemning party. If either party elects to terminate this Lease as provided herein, such election shall be made by written notice to the other party given within thirty (30) days after the nature and extent of such Condemnation have been finally determined. Tenant shall not because of such taking assert any claim against Landlord. Landlord shall be entitled to receive the proceeds of all Condemnation awards except for the portion, if any, of the award specifically granted to compensate Tenant for Tenant's fixtures, equipment, personal property and relocation expenses, and except for such portion Tenant hereby assigns to Landlord all of its interest in such awards. If less than twenty-five percent (25%) of the Building or the parking area located on the Premises is taken, Landlord at its option may terminate this Lease. If neither Landlord nor Tenant elects to terminate this Lease to the extent permitted above, Landlord shall promptly proceed to restore the Building, to the extent of any Condemnation award received by Landlord, to substantially their same condition as existed prior to such Condemnation, allowing for the reasonable effects of such Condemnation, and a proportionate abatement shall be made to the Base Rent corresponding to the time during which, and to the portion of the floor area of the Building (adjusted for any increase thereto resulting from any reconstruction) of which, Tenant is deprived on account of such Condemnation and restoration. The provisions of California Code of Civil Procedure Section 1265.130, which allows either party to petition the Superior Court to terminate the Lease in the event of a partial taking of leased premises, and any other applicable law now or hereafter enacted, are hereby waived by Landlord and Tenant.

         24.  ASSIGNMENT AND SUBLETTING

              (a) Tenant shall not voluntarily or by operation of law, (1) mortgage, pledge, hypothecate or encumber this Lease or any interest herein, (2) assign or transfer this Lease or any interest herein, sublet the Premises or any part thereof, or any right or privilege appurtenant thereto, or allow any other person (the employees, agents and invitees of Tenant excepted) to occupy or use the Premises, or any portion thereof, without first obtaining the written consent of Landlord, which consent shall not be withheld unreasonably. When Tenant requests Landlord's consent to such assignment or subletting, it shall notify Landlord in writing of the name and address of the proposed assignee or subtenant and the nature and character of the business of the proposed assignee or subtenant and shall provide current financial statements for the proposed assignee or subtenant prepared in accordance with generally accepted accounting principles. Tenant shall also provide Landlord with a copy of the proposed sublet or assignment agreement, including all material terms and conditions thereof. Landlord shall have the option, to be exercised within thirty (30) days of receipt of the foregoing, (1) to acquire from Tenant the interest, or any portion thereof, in this Lease and/or the Premises that Tenant proposes to assign or sublease, on the same terms and conditions as stated in the proposed sublet or assignment agreement, (2) to consent to the proposed assignment or sublease, or (3) to refuse its consent to the proposed assignment or sublease, providing that such consent shall not be unreasonably withheld.

              (b) Without otherwise limiting the criteria upon which Landlord may withhold its consent, Landlord may take into account the business, reputation and credit worthiness of the proposed assignee or subtenant, the character of the business proposed to be conducted on the Premises or portion thereof sought to be subleased, and the potential impact of the proposed assignment or sublease on the economic value of the Premises. In any event, Landlord may withhold its consent to any assignment or sublease, if (1) the actual use proposed to be conducted on the Premises or portion thereof conflicts with the provisions of Paragraph 8(a) or (b) above, or (2) the proposed assignment or sublease requires alterations, improvements or additions to the Premises or portions thereof.

              (c) If Landlord approves an assignment or subletting as herein provided, Tenant shall pay to Landlord, as Additional Rent, twenty-five percent (25%) of the excess of (1) rent, any additional rent or any assignment consideration payable by the assignee or sublessee to Tenant, after deducting all reasonable costs incurred by Tenant in connection with any such assignment or sublease, including, but not limited to, advertising, leasing commissions, and costs of retrofitting the Premises for the assignee or sublessee, over (2) the Base Rent plus Additional Rent allocable to that part of the Premises affected by such assignment or sublease pursuant to the provisions of this Lease. The assignment or sublease agreement, as the case may be, after approval by Landlord, shall not be amended without Landlord's prior written consent, and shall contain a provision directing the assignee or subtenant to pay the rent and other sums due thereunder directly to Landlord upon receiving written notice from Landlord that Tenant is in default under this Lease with respect to the payment of Rent. Landlord's collection of such rent and other sums shall not constitute an acceptance by Landlord of attornment by such assignee or subtenant. A consent to one assignment, subletting, occupation or use shall not be deemed to be a consent to any other or subsequent assignment, subletting, occupation or use, and consent to any assignment or subletting shall in no way relieve Tenant of any liability under this Lease. Any assignment or subletting without Landlord's consent shall be void, and shall, at the option of Landlord, constitute a Default under this Lease.

              (d) Tenant shall pay Landlord's reasonable fees, not to exceed One Thousand Dollars ($1,000.00) per transaction, incurred in connection with Landlord's review and processing of documents regarding any proposed assignment or sublease.

              (e) Tenant acknowledges and agrees that the restrictions, conditions and limitations imposed by this Paragraph 24 on Tenant's ability to assign or transfer this Lease or any interest herein, to sublet the Premises or any part thereof, to transfer or assign any right or privilege appurtenant to the Premises, or to allow any other person to occupy or use the Premises or any portion thereof, are, for the purposes of California Civil Code Section 1951.4, as amended from time to time, and for all other purposes, reasonable at the time that the Lease was entered into, and shall be deemed to be reasonable at the time that Tenant seeks to assign or transfer this Lease or any interest herein, to sublet the Premises or any part thereof, to transfer or assign any right or privilege appurtenant to the Premises, or to allow any other person to occupy or use the Premises or any portion thereof.

          25. TENANT'S DEFAULT: The occurrence of any one of the following events shall constitute an event of default on the part of Tenant ("Default"):

              (a)  The abandonment of the Premises by Tenant;

              (b) Failure to pay any installment of Rent or any other monies due and payable hereunder, said failure continuing for a period of five (5) days after the same is due;

              (c)  A general assignment by Tenant for the benefit of creditors;

              (d) The filing of a voluntary petition in bankruptcy by Tenant, the filing of a voluntary petition for an arrangement, the filing of a petition, voluntary or involuntary, for reorganization, or the filing of an involuntary petition by Tenant's creditors, said involuntary petition remaining undischarged for a period of sixty (60) days;

              (e) Receivership, attachment, or other judicial seizure of substantially all of Tenant's assets on the Premises, such attachment or other seizure remaining undismissed or undischarged for a period of sixty (60) days after the levy thereof;

              (f) Failure of Tenant to execute and deliver to Landlord any estoppel certificate, subordination agreement, or lease amendment within the time periods and in the manner required by Paragraph 30 or 31 or 42;

              (g) An assignment or sublease, or attempted assignment or sublease, of this Lease or the Premises by Tenant contrary to the provision of Paragraph 24, unless such assignment or sublease is expressly conditioned upon Tenant having received Landlord's consent thereto;

              (h) Failure of Tenant to restore the Security Deposit to the amount and within the time period provided in Paragraph 6 above;

              (i) Failure in the performance of any of Tenant's covenants, agreements or obligations hereunder (except those failures specified as events of Default in other subparagraphs of this Paragraph 25, which shall be governed by such other subparagraphs), which failure continues for twenty (20) days after written notice thereof from Landlord to Tenant, provided that, if Tenant has
                                                -------------
exercised reasonable diligence to cure such failure and such failure cannot be cured within such twenty (20) day period despite reasonable diligence,

Tenant shall not be in Default under this subparagraph unless Tenant fails thereafter diligently and continuously to prosecute the cure to completion; and

              (j) Chronic delinquency by Tenant in the payment of Rent, or any other periodic payments required to be paid by Tenant under this Lease. "Chronic delinquency" shall mean failure by Tenant to pay Rent, or any other payments required to be paid by Tenant under this Lease within five (5) days after the same is due for any three (3) months (consecutive or nonconsecutive) during any twelve (12) month period. In the event of a Chronic Delinquency, in addition to Landlord's other remedies for Default provided in this Lease, at Landlord's option, Landlord shall have the right to require that Rent be paid by Tenant quarterly, in advance.

              Tenant agrees that any notice given by Landlord pursuant to subparagraph 25(i) above shall satisfy the requirements for notice under California Code of Civil Procedure Section 1161, and Landlord shall not be required to give any additional notice in order to be entitled to commence an unlawful detainer proceeding.

          26. LANDLORD'S REMEDIES:

              (a) Termination. In the event of any Default by Tenant, then
                  -----------
in addition to any other remedies available to Landlord at law or in equity and under this Lease, Landlord shall have the immediate option to terminate this Lease and all rights of Tenant hereunder by giving written notice of such intention to terminate. In the event that Landlord shall elect to so terminate this Lease then Landlord may recover from Tenant:

              (1) the worth at the time of award of any unpaid Rent which had been earned at the time of such termination; plus

              (2) the worth at the time of award of the amount by which the unpaid Rent which would have been earned after termination until the time of award exceeds the amount of such rental loss Tenant proves could have been reasonably avoided; plus

              (3) the worth at the time of award of the amount by which the unpaid Rent for the balance of the term of this Lease after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; plus

              (4) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course would be likely to result therefrom, including, without limitation, any costs or expenses incurred by Landlord (i) in retaking possession of the Premises; (ii) in maintaining, repairing, preserving, restoring, replacing, cleaning, altering or rehabilitating the Premises or any portion thereof, including such acts for reletting to a new tenant or tenants; (iii) for leasing commissions; or (iv) for any other costs necessary or appropriate to relet the Premises; plus

              (5) such reasonable attorneys' fees incurred by Landlord as a result of a Default, and costs in the event suit is filed by Landlord to enforce such remedy; and plus

              (6) at Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable law.

As used in subparagraphs (1) and (2) above, the "worth at the time of award" is computed by allowing interest at an annual rate equal to twelve percent (12%) per annum or the maximum rate permitted by law, whichever is less. As used in subparagraph (3) above, the "worth at the time of award" is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award, plus one percent (1%). Tenant waives redemption or relief from forfeiture under California Code of Civil Procedure Sections 1174 and 1179, or under any other present or future law, in the event Tenant is evicted or Landlord takes possession of the Premises by reason of any Default of Tenant hereunder.

              (b)  Continuation of Lease. In the event of any Default by Tenant,
                   ---------------------
then in addition to any other remedies available to Landlord at law or in equity and under this Lease, Landlord shall have the remedy described in California Civil-Code Section 1951.4 or any successor statute or law thereto (Landlord may continue this Lease in effect after Tenant's Default and abandonment and recover Rent as it becomes due, provided Tenant has the right to sublet or assign, subject only to reasonable limitations).

          (c)  Re-entry. In the event of any Default by Tenant, Landlord shall
               --------
also have the right, with or without terminating this Lease, in compliance with applicable law, to re-enter the Premises and remove all persons and property from the Premises; such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Tenant.

          (d)  Reletting. In the event of the abandonment of the Premises by
               ---------
Tenant or in the event that Landlord shall elect to re-enter as provided in Paragraph 26(c) or shall take possession of the Premises pursuant to legal proceeding or pursuant to any notice provided by law, then if Landlord does not elect to terminate this Lease as provided in Paragraph 26(a), Landlord may from time to time, without terminating this Lease, relet the Premises or any part thereof for such term or terms and at such rental or rentals and upon such other terms and conditions as Landlord in its sole discretion may deem advisable with the right to make alterations and repairs to the Premises. In the event that Landlord shall elect to so relet, then rentals received by Landlord from such reletting shall be applied in the following order: (1) to reasonable attorneys' fees incurred by Landlord as a result of a Default and costs in the event suit is filed by Landlord to enforce such remedies; (2) to the payment of any indebtedness other than Rent due hereunder from Tenant to Landlord; (3) to the payment of any costs of such reletting; (4) to the payment of the costs of any alterations and repairs to the Premises; (5) to the payment of Rent due and unpaid hereunder, and (6) the residue, if any, shall be held by Landlord and applied in payment of future Rent and other sums payable by Tenant hereunder as the same may become due and payable hereunder. Should that portion of such rentals received from such reletting during any month, which is applied to the payment of Rent hereunder, be less than the Rent payable during the month by Tenant hereunder, then Tenant shall pay such deficiency to Landlord. Such deficiency shall be calculated and paid monthly. Tenant shall also pay to Landlord, as soon as ascertained, any costs and expenses incurred by Landlord in such reletting or in making such alterations and repairs not covered by the rentals received from such reletting.

          (e)  Termination. No re-entry or taking of possession of the Premises
               -----------
by Landlord pursuant to this Paragraph 26 shall be construed as an election to terminate this Lease unless a written notice of such intention is given to Tenant or unless the termination thereof is decreed by a court of competent jurisdiction. Notwithstanding any reletting without termination by Landlord because of any Default by Tenant, Landlord may at any time after such reletting elect to terminate this Lease for any such Default.

          (f)  Cumulative Remedies. The remedies herein provided are not
               -------------------
exclusive and Landlord shall have any and all other remedies provided herein or by law or in equity.

          (g)  No Surrender. No act or conduct of Landlord, whether consisting
               ------------
of the acceptance of the keys to the Building, or otherwise, shall be deemed to be or constitute an acceptance of the surrender of the Premises by Tenant prior to the expiration of the Term, and such acceptance by Landlord of surrender by Tenant shall only flow from and must be evidenced by a written acknowledgment of acceptance of surrender signed by Landlord. The surrender of this Lease by Tenant, voluntarily or otherwise, shall not work a merger unless Landlord elects in writing that such merger take place, but shall operate as an assignment to Landlord of any and all existing subleases, or Landlord may, at its option, elect in writing to treat such surrender as a merger terminating Tenant's estate under this Lease, and thereupon Landlord may terminate any or all such subleases by notifying the sublessee of its election so to do within five (5) days after such surrender.

     27. ATTORNEY'S FEES: In the event any legal action or proceeding, including arbitration and declaratory relief, is commenced for the purpose of enforcing any rights or remedies pursuant to this Lease, the prevailing party shall be entitled to recover from the non-prevailing party reasonable attorneys' fees, as well as costs of suit, in said action or proceeding, whether or not such action is prosecuted to judgment.

     28. TAXES: Tenant shall be liable for and shall pay, prior to delinquency, all taxes levied against personal property and trade or business fixtures of Tenant. If any alteration, addition or improvement installed by Tenant pursuant to Paragraph 11, or any personal property, trade fixture or other property of Tenant, is assessed and taxed with the Premises, Tenant shall pay such taxes to Landlord within ten (10) days after delivery to Tenant of a statement therefor.

     29. EFFECT OF CONVEYANCE: The term "Landlord" as used in this Lease, means only the owner for the time being of the Premises, so that, in the event of any sale of the Premises, Landlord shall be and hereby is entirely freed and relieved of all covenants and obligations of Landlord hereunder accruing from and after the transfer, and it shall be deemed and construed, without further agreement between the parties and the purchaser at any such sale, that the purchaser of the Premises has assumed and agreed to carry out any and all covenants and obligations of Landlord hereunder.

     30. TENANT'S ESTOPPEL CERTIFICATE: From time to time, upon written request of Landlord, Tenant shall execute, acknowledge and deliver to Landlord or its designee, a written certificate stating (a) the date this Lease was executed, the Commencement Date of the Term and the date the Term expires; (b) the date Tenant entered into occupancy of the Premises; (c) the amount of Rent and the date to which such Rent has been paid; (d) that this Lease is in full force and effect and has not been assigned, modified, supplemented or amended in any way (or, if assigned, modified, supplemented or amended, specifying the date and terms of any agreement so affecting this Lease); (e) that this Lease represents the entire agreement between the parties with respect to Tenant's right to use and occupy the Premises (or specifying such other agreements, if any); (f) that all obligations under this Lease to be performed by Landlord as of the date of such certificate have been satisfied (or specifying those as to which Tenant claims that Landlord has yet to perform); (g) that all required contributions by Landlord to Tenant on account of Tenant's improvements have been received (or stating exceptions thereto); (h) that on such date there exist no defenses or offsets that Tenant has against the enforcement of this Lease by Landlord (or stating exceptions thereto); (i) that no Rent or other sum payable by Tenant hereunder has been paid more than one (1) month in advance (or stating exceptions thereto); (j) that security has been deposited with Landlord, stating the amount thereof; and (k) any other matters evidencing the status of this Lease that may be required either by a lender making a loan to Landlord to be secured by a deed of trust covering the Premises or by a purchaser of the Premises. Any such certificate delivered pursuant to this Paragraph 30 may be relied upon by a prospective purchaser of Landlord's interest or a mortgagee of Landlord's interest or assignee of any mortgage upon Landlord's interest in the Premises. If Tenant shall fail to provide such certificate within ten (10) business days after receipt by Tenant of the form of such certificate and a written request by Landlord that Tenant complete and deliver such certificate as herein provided, such failure shall, at Landlord's election, constitute a Default under this Lease, and Tenant shall be deemed to have given such certificate as above provided without modification and shall be deemed to have admitted the accuracy of any information supplied by Landlord to a prospective purchaser or mortgagee.

     31. SUBORDINATION: Landlord shall have the right to cause this Lease to be and remain subject and subordinate to any and all mortgages, deeds of trust and ground leases, if any ("Encumbrances") that are now or may hereafter be executed covering the Premises, or any renewals, modifications, consolidations, replacements or extensions thereof, for the full amount of all advances made or to be made thereunder and without regard to the time or character of such advances, together with interest thereon and subject to all the terms and provisions thereof; provided only, that concurrently with and conditional upon
                    -------------
the execution and delivery by Tenant of the requested documents, Landlord shall cause to be delivered to Tenant a document in form reasonably acceptable to Tenant and the holder of any such Encumbrance ("Holder") signed by the Holder and Tenant providing that in the event of termination of any such ground lease or upon the foreclosure of any such mortgage or deed of trust, so long as Tenant is not in Default, the Holder thereof shall agree to recognize Tenant's rights under this Lease as long as Tenant shall pay the Rent and observe and perform all the provisions of this Lease to be observed and performed by Tenant. Within ten (10) business days after Landlord's written request, Tenant shall execute, acknowledge and deliver any and all reasonable documents required by Landlord or the Holder to effectuate such subordination. If Tenant fails to do so, such failure shall constitute a Default by Tenant under this Lease. Notwithstanding anything to the contrary set forth in this Paragraph 31, Tenant hereby attorns and agrees to attorn to any person or entity purchasing or otherwise acquiring the Premises at any sale or other proceeding or pursuant to the exercise of any other rights, powers or remedies under such Encumbrance.

     32.  ENVIRONMENTAL COVENANTS:

          (a) As used herein, the term "Hazardous Material" shall mean any substance or material which has been determined by any state, federal or local governmental authority to be capable of posing a risk of injury to health, safety or property, including all of those materials and substances designated as hazardous or toxic by the city in which the Premises are located, the U.S. Environmental Protection Agency, the Consumer Product Safety Commission, the Food and Drug Administration, the California Water Resources Control Board, the Regional Water Quality Control Board, San Francisco Bay Region, the California Air Resources Board, CAL/OSHA Standards Board, Division of Occupational Safety and Health, the California Department of Food and Agriculture, the California Department of Health Services, and any federal agencies that have overlapping jurisdiction with such California agencies, or any other governmental agency now or hereafter authorized to regulate materials and substances in the environment. Without limiting the generality of the foregoing, the term "Hazardous Material" shall include all of those materials and substances defined as "hazardous materials" or "hazardous waste" in Sections 66680 through 66685 of Title 22 of the California Administrative Code, Division 4, Chapter 30, as the same shall be amended from time to time, petroleum, petroleum-related substances and the by-products, fractions, constituents and sub-constituents of petroleum or petroleum-related substances, asbestos, and any other materials requiring remediation now or in the future under federal, state or local statutes, ordinances, regulations or policies.

          (b) Tenant represents, warrants and covenants (i) that it will use and store in, on or about the Premises, only those Hazardous Materials that are necessary for Tenant to conduct its business activities on the Premises, (ii) that, with respect to any such Hazardous Materials, Tenant shall comply with all applicable federal, state and local laws, rules, regulations, policies and authorities relating to the storage, use, disposal or cleanup of Hazardous Materials, including, but not limited to, the obtaining of proper permits, and
(iii) that it will not dispose of any Hazardous Materials in, on or about the Premises under any circumstances.

          (c) Tenant shall immediately notify Landlord and Landlord shall immediately notify Tenant of any inquiry, test, investigation or enforcement proceeding occurring during the Term of this Lease by or against Tenant, Landlord or the Premises concerning a Hazardous Material. Tenant acknowledges that Landlord, as the owner of the Premises, shall have the right, at its election, in its own name or as Tenant's agent, to negotiate, defend, approve and appeal, at Tenant's expense, any action taken or order issued during the Term of this Lease with regard to a Hazardous Material by an applicable governmental authority, unless Tenant can prove, the burden of proof being on Tenant, that Tenant did not introduce the Hazardous Material to the Premises. Until such time as Tenant proves Tenant did not introduce the Hazardous Material to the Premises, Tenant shall proceed with any remediation action required by Landlord or any governmental authorities or as otherwise required by this Lease.

          (d) If Tenant's storage, use or disposal of any Hazardous Material in, on or adjacent to the Premises results in any contamination of the Premises, the soil or surface or groundwater (1) requiring remediation under federal, state or local statutes, ordinances, regulations, or policies, or (2) at levels which are unacceptable to Landlord, in Landlord's reasonable judgment, Tenant agrees to clean up said contamination. Tenant further agrees to indemnify, defend and hold Landlord harmless from and against any claims, liabilities, suits, causes of action, costs, expenses or fees, including attorneys' fees and costs, arising out of or in connection with any remediation, cleanup work, inquiry or enforcement proceeding in connection therewith, and any Hazardous Materials currently or hereafter used, stored or disposed of by Tenant or its agents, employees, contractors or invitees in, on or adjacent to the Premises.

          (e) Notwithstanding any other right of entry granted to Landlord under this Lease, Landlord shall have the right to enter the Premises or to have consultants enter the Premises throughout the term of this Lease for the purpose of (1) determining whether the Premises are in conformity with federal, state and local statutes, regulations, ordinances, and policies including those pertaining to the environmental condition of the Premises, (2) conducting an environmental audit or investigation of the Premises for purposes of sale, transfer, conveyance or financing, (3) determining whether Tenant has complied with this Paragraph 32, and (4) determining the corrective measures, if any, required of Tenant to ensure the safe use, storage and disposal of Hazardous Materials, or to remove Hazardous Materials (except to the extent used, stored or disposed of by Tenant or its agents, employees, contractors or invitees in compliance with applicable law). Tenant agrees to provide access and reasonable assistance for such inspections. Such inspections may include, but are not limited to, entering the Premises or adjacent property with drill rigs or other machinery for the purpose of obtaining laboratory samples. Landlord shall not be limited in the number of such inspections during the term of this Lease. To the extent such inspections disclose the presence of Hazardous Materials used, stored or disposed of by Tenant or its agents, employees, contractors or invitees in violation of the provisions of this Lease, Tenant shall reimburse Landlord for the cost of such inspections within ten (10) days of receipt of a written statement thereof. If such consultants determine that the Premises are contaminated with Hazardous Materials used, stored or disposed of by Tenant or its agents, employees contractors or invitees, Tenant shall, in a timely manner, at its expense, remove such Hazardous Materials or otherwise comply with the recommendations of such consultants to the reasonable satisfaction of Landlord and any applicable governmental agencies. The right granted to Landlord herein to inspect the Premises shall not create a duty on Landlord's part to inspect the Premises, or liability of Landlord for Tenant's use, storage or disposal of

Hazardous Materials, it being understood that Tenant shall be solely responsible for all liability in connection therewith.

          (f) Tenant shall surrender the Premises to Landlord upon the expiration or earlier termination of this Lease free of debris, waste and Hazardous Materials used, stored or disposed of by Tenant or its agents, employees, contractors or invitees, and in a condition which complies with all governmental statutes, ordinances, regulations and policies, recommendations of consultants hired by Landlord, and such other reasonable requirements as may be imposed by Landlord.

          (g) Tenant's obligations under this Paragraph 32 shall survive termination of this Lease.

          (h) Landlord hereby discloses to Tenant that the Premises are or may be in an area in which contamination of soils or groundwater by Hazardous Materials may exist. The most recent environmental report concerning the Premises in Landlord's possession, if any, is listed in Exhibit D which is
                                                        ---------
attached hereto and incorporated herein by this reference. If Tenant desires more definite and additional information regarding the existence or possible existence of contamination by Hazardous Materials of soils or groundwater of or beneath the Premises or other real property in the general area of the Premises, then Tenant shall investigate such matters.

     33. NOTICES: All notices and demands which may or are to be required or permitted to be given to either party by the other hereunder shall be in writing and shall be sent by United States mail, postage prepaid, certified, or by personal delivery or overnight courier, addressed to the addressee at the address for such addressee as specified in the Basic Lease Information, or to such other place as such party may from time to time designate in a notice to the other party given as provided herein, or by telex or telecopy at the number therefor designated by the addressee in a written notice given as provided herein. Notice shall be deemed given upon the earlier of actual receipt or the third day following deposit in the United States mail in the manner described above.

     34. WAIVER: The waiver of any breach of any term, covenant or condition of this Lease shall not be deemed to be a waiver of such term, covenant or condition or any subsequent breach of the same or any other term, covenant or condition herein contained. The subsequent acceptance of Rent by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant, other than the failure of Tenant to pay the particular rental so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such Rent. No delay or omission in the exercise of any right or remedy of Landlord on any Default by Tenant shall impair such a right or remedy or be construed as a waiver. Any waiver by Landlord of any Default must be in writing and shall not be a waiver of any other Default concerning the same or any other provisions of this Lease.

     35. HOLDING OVER: Any holding over after the expiration of the Term, without the express written consent of Landlord, shall constitute a Default and, without limiting Landlord's remedies provided in this Lease, such holding over shall be construed to be a tenancy at sufferance, at a rental rate of one hundred twenty-five percent (125%) of the Base Rent last due in this Lease, plus Additional Rent, and shall otherwise be on the terms and conditions herein specified, so far as applicable.

     36. SUCCESSORS AND ASSIGNS: The terms, covenants and conditions of this Lease shall, subject to the provisions as to assignment, apply to and bind the heirs, successors, executors, administrators and assigns of all of the parties hereto. If Tenant shall consist of more than one entity or person, the obligations of Tenant under this Lease shall be Joint and several.

     37. TIME: Time is of the essence of this Lease and each and every term, condition and provision herein.

     38. BROKERS: Landlord and Tenant each represents and warrants to the other that neither it nor its officers or agents nor anyone acting on its behalf has dealt with any real estate broker in the negotiating or making of this Lease, and each party agrees to indemnify and hold harmless the other from any claim or claims, and costs and expenses, including attorneys' fees, incurred by the indemnified party in conjunction with any such claim or claims of any broker or brokers to a commission connection with this Lease as a result of the actions of the indemnifying party.

     39. LIMITATION OF LIABILITY: Tenant agrees that, in the event of any default or breach by Landlord with respect to any of the terms of the Lease to be observed and performed by Landlord (a) Tenant shall look solely to the estate and property of Landlord in the Premises or any successor in interest to the Premises, for the satisfaction of Tenant's remedies for the collection of a judgment (or other judicial process) requiring the payment of money by Landlord;
(b) no other property or assets of Landlord, its partners, shareholder, officers, directors or any successor in interest shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies; (c) no personal liability shall at any time be asserted or enforceable against Landlord's partners or successors in interest (except to the extent permitted in (a) above), or against Landlord's shareholders, officers or directors, or their respective partners, shareholders, officers, directors or successors in interest; and (d) no judgment will be taken against any partner, shareholder, officer or director of Landlord. The provisions of this paragraph shall apply only to the Landlord and the parties herein described, and shall not be for the benefit of any insurer nor any other third party.

     40. FINANCIAL STATEMENTS: Within thirty (30) days after Landlord's request, Tenant shall deliver to Landlord the then current financial statements of Tenant (including interim periods following the end of the last fiscal year for which annual statements are available), prepared or compiled by a certified public accountant, including a balance sheet and profit and loss statement for the most recent prior year, in the form distributed by Tenant to its shareholders for so long as Tenant is a publicly held company, or prepared in accordance with generally accepted accounting principles consistently applied if Tenant becomes a privately held company. As long as Tenant is a publicly held company Tenant shall not be required to deliver to Landlord any financial information which Tenant has not released to the public.

     41. RULES AND REGULATIONS: Tenant agrees to comply with such reasonable rules and regulations as Landlord may adopt from time to time for the orderly and proper operation of the Premises. Such rules may include but shall not be limited to the following: regulation of the removal, storage and disposal of Tenant's refuse and other rubbish at the sole cost and expense of Tenant. The rules and regulations shall be binding upon Tenant upon delivery of a copy of them to Tenant. Landlord shall not be responsible to Tenant for the failure of any other person to observe and abide by any of said rules and regulations.

     42.  MORTGAGEE PROTECTION:

          (a)  Modifications for Lender. If, in connection with obtaining
               ------------------------
financing for the Premises or any portion thereof, Landlord's lender shall request reasonable modifications to this Lease as a condition to such financing, Tenant shall not unreasonably withhold, delay or defer its consent to such modifications, provided such modifications do not materially adversely affect Tenant's rights or increase Tenant's obligations under this Lease.

          (b)  Right to Cure. Tenant agrees to give to any trust deed or
               -------------
mortgage holder ("Holder"), by registered mail, at the same time as it is given to Landlord, a copy of any notice of default given by Tenant to Landlord under the Lease, provided that prior to such notice Tenant has been notified, in
           -------------
writing, (by way of notice of assignment of rents and leases, or otherwise) of the address of such Holder. Tenant further agrees that if Landlord shall have failed to cure such default within the time provided for in this Lease, then the Holder shall have an additional twenty (20) days after expiration of such period, or after receipt of such notice from Tenant (if such notice to the Holder is required by this Paragraph 42(b)), whichever shall last occur, within which to cure such default or if such default cannot be cured within that time, then such additional time as may be necessary if within such twenty (20) days, any Holder has commenced and is diligently pursuing the remedies necessary to cure such default (including but not limited to commencement of foreclosure proceedings, if necessary to effect such cure), in which event this Lease shall not be terminated; provided, however, that this Paragraph 42(b) shall not extend the time period for Landlord to repair or to restore the Building as may be required by Paragraphs 22 or 23 hereof.

     43. ENTIRE AGREEMENT: This Lease, including the Exhibits and any Addendum or Addenda attached hereto, which are hereby incorporated herein by this reference, and that certain Expansion Agreement of even date herewith by and between Landlord and Tenant, contains the entire agreement of the parties hereto, and no representations, inducements, promises or agreements, oral or otherwise, between the parties, not embodied herein or therein, shall be of any force and effect.

     44. INTEREST: Any installment of Rent and any other sum due from Tenant under this Lease which is not received by Landlord within ten (10) days from when the same is due shall bear interest from such tenth (10th) day until paid at an annual rate equal to the maximum rate of interest permitted by law. Payment of such interest shall not excuse or cure any Default by Tenant. In addition, Tenant shall pay all costs and attorneys' fees incurred by Landlord in collection of such amounts.

     45. CONSTRUCTION: This Lease shall be construed and interpreted in accordance with the laws of the State of California. The parties acknowledge and agree that no rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall be employed in the interpretation of this Lease, including the Exhibits and any Addenda attached hereto. All captions in this Lease are for reference only and shall not be used in the interpretation of this Lease. Whenever required by the context of this Lease, the singular shall include the plural, the masculine shall include the feminine, and vice versa. If any provision of this Lease shall be determined to be illegal or unenforceable, such determination shall not affect any other provision of this Lease and all such other provisions shall remain in full force and effect.

     46. REPRESENTATIONS AND WARRANTIES OF TENANT: Tenant hereby makes the following representations and warranties, each of which is material and being relied upon by Landlord, is true in all respects as of the date of this Lease, and shall survive the expiration or termination of the Lease:

          (a) If Tenant is an entity, Tenant is duly organized, validly existing and in good standing under the laws of the state of its organization and the persons executing this Lease on behalf of Tenant have the full right and authority to execute this Lease on behalf of Tenant and to bind Tenant without the consent or approval of any other person or entity. Tenant has full power, capacity, authority and legal right to execute and deliver this Lease and to perform all of its obligations hereunder. This Lease is a legal, valid and binding obligation of Tenant, enforceable in accordance with its terms.

          (b) Tenant has not (1) made a general assignment for the benefit of creditors, (2) filed any voluntary petition in bankruptcy or suffered the filing of an involuntary petition by any creditors, (3) suffered the appointment of a receiver to take possession of all or substantially all of its assets, (4) suffered the attachment or other judicial seizure of all or substantially all of its assets, (5) admitted in writing its inability to pay its debts as they come due, or (6) made an offer of settlement, extension or composition to its creditors generally.

     47. REPRESENTATIONS AND WARRANTIES OF LANDLORD: Landlord hereby makes the following representations and warranties, each of which is material and being relied upon by Tenant, is true in all respects as of the date of this Lease, and shall survive the expiration or termination of the Lease:

          (a) Landlord is duly organized, validly existing and in good standing under the laws of the state of its organization and the persons executing this Lease on behalf of Landlord have the full right and authority to execute this Lease on behalf of Landlord and to bind Landlord without the consent or approval of any other person or entity. Landlord has full power, capacity, authority and legal right to execute and deliver this Lease and to perform all of its obligations hereunder. This Lease is a legal, valid and binding obligation of Landlord, enforceable in accordance with its terms.

     48. MEMORANDUM OF LEASE: If Tenant obtains a policy of title insurance insuring Tenant's leasehold interest in this Lease, Landlord agrees in connection therewith to execute and deliver to Tenant with signature acknowledged a memorandum of this Lease for recordation with the Recorder of Santa Clara County.

     49. QUIET ENJOYMENT: Landlord covenants that Tenant, upon performing the terms, conditions and covenants of this Lease, shall have the quiet and peaceful possession of the Premises as against any person claiming the same by, through or under Landlord.

Landlord and Tenant have executed and delivered this Lease as of the Lease Date specified in the Basic Lease Information.


                                    LANDLORD:

                                    AETNA LIFE INSURANCE COMPANY,
                                    a Connecticut corporation

                                    By:   Koll Management Services, Inc.,
                                          a Delaware corporation,
                                          As Manager and Agent for Aetna
                                          Life Insurance Company


                                          By: /s/ William M. Harris
                                              ----------------------------
                                              William M. Harris
                                              Regional President



                                     TENANT:


                                     TRIMBLE NAVIGATION LIMITED,
                                     a California corporation


                                     By: /s/ Robert A. Trimble
                                         ----------------------------------

                                     Printed Name: Robert A. Trimble

                                     Title: Treasurer

                          COMMENCEMENT DATE MEMORANDUM
                          ----------------------------


LANDLORD:          AETNA LIFE INSURANCE COMPANY

TENANT:            TRIMBLE NAVIGATION LIMITED

LEASE DATE:        June 6, 1994

PREMISES:          749 North Mary Avenue
                   Sunnyvale, California



     The "Commencement Date" of the above referenced Lease is hereby established as June 12, 1995.


                                     TENANT:

                                     Trimble Navigation Limited,
                                     a California corporation


                                     By: /s/ Robert A. Trimble
                                         ----------------------------------

                                     Printed
                                     Name:     Robert A. Trimble

                                     Its:      Treasurer

                                    Approved and agreed:

                                    Koll Management Services, Inc., as
                                    agent and managers for:
                                    AETNA LIFE INSURANCE COMPANY,
                                    a Connecticut corporation

                                    By: /s/ William M. Harris
                                       -----------------------------------
                                    Printed Name: William M. Harris
                                    Its: Regional President

                                FIRST AMENDMENT
                                      TO
                                LEASE AGREEMENT


     This First Amendment to Lease Agreement ("Amendment") is entered into as of June 12, 1995, by and between AETNA LIFE INSURANCE COMPANY, a Connecticut corporation ("Landlord"), and TRIMBLE NAVIGATION LIMITED, a California corporation ("Tenant"), with reference to the following facts:

                                   Recitals
                                   --------

     A. Landlord and Tenant entered into that certain lease agreement dated June 6, 1994 ("Lease") with respect to those certain premises consisting of approximately 33,600 square feet commonly known as 749 N. Mary Avenue, Sunnyvale, California, as said premises are more particularly described in the Lease.

     B. Tenant wishes Landlord to increase the Tenant Improvement Allowance under the Lease. Landlord is willing to increase the Tenant Improvement Allowance under the Lease as more particularly set forth in this Amendment provided the Lease is amended as set forth in this Amendment.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Amendment, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

                           Amendments and Agreements
                           -------------------------

     1.   Recitals.  All of the above recitals are true and correct.
          --------

     2.   Definitions.  Unless otherwise defined in this Amendment, all
          -----------
capitalized terms used in this Amendment which are not defined in this Amendment shall have the same meaning and definition given them in the Lease.

     3.   Expiration Date of Term.  The Expiration Date of the Term of the Lease
          -----------------------
is extended from December 31, 1998 to December 31, 2000. All references in the Lease to the Expiration Date shall be deemed to be amended to provide that the Expiration Date of the Term shall be December 31, 2000.

     4.   Base Rent.  The monthly Base Rent for the Term of the Lease shall be
          ---------
as set forth in the following schedule:

                                                                             Monthly
     Period                                  Sq. Ft.        Monthly Rate     Base Rent
     ------                                  -------        -----------     ---------
June 12, 1995 through July 11, 1997           33,600           $0.72        $24,192
July 12, 1997 through Feb. 11, 1999           33,600           $0.74        $24,864
February 12, 1999 through Dec. 31, 2000       33,600           $0.82        $27,552

     5.   Tenant Improvement Allowance.  The Tenant Improvement Allowance is
          ----------------------------
increased from One Hundred Fifty-One Thousand Two Hundred Dollars ($151,200) to Two Hundred Ninety-One Thousand Dollars ($291,000). All references in the Lease to the Tenant Improvement Allowance being One Hundred Fifty-One Thousand Two Hundred Dollars

($151,200) shall be deemed to be amended to provide that the Tenant Improvement Allowance shall be Two Hundred Ninety-One Thousand Dollars ($291,000).

        6.    Brokers. Each party hereto represents and warrants to the other
              -------
party that neither it nor its officers or agents nor anyone acting on behalf of it has dealt with any real estate broker in the negotiating or making of this Amendment. Each party hereto agrees to indemnify and hold the other party harmless from any claim or claims, costs, or expenses, including attorneys' fees, incurred by the indemnified party in conjunction with any claim or claims of any broker or brokers to a commission in connection with this Amendment as a result of the acts or omissions of the indemnifying party.

        7.    Inconsistency. In the event of any inconsistency or conflict
              -------------
between the terms of this Amendment and the terms of the Lease with respect to the matters which are a subject of this Amendment, the terms of this Amendment shall control.

        8.    Ratification. Except as amended by this Amendment, the terms and
              ------------
provisions of the Lease are hereby ratified, confirmed, and shall remain in full force and effect.

        IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the day and year first hereinabove written.





                                  LANDLORD:
                                  --------

                                  AETNA LIFE INSURANCE COMPANY,
                                  a Connecticut corporation

                                  By:   Koll Management Services, Inc.
                                        a Delaware corporation
                                        As Manager and Agent for Aetna Life
                                        Insurance Company

                                        By:    /s/ William M. Harris
                                               ---------------------
                                               William M. Harris
                                        Its:   Regional President


                                  TENANT:
                                  ------

                                  TRIMBLE NAVIGATION LIMITED,
                                  a California corporation

                                  By:  /s/ Robert A. Trimble
                                       -------------------------------
                                  Printed Name  Robert A. Trimble
                                                ----------------------
                                  Its:  Treasurer
                                        ------------------------------


                                  By:
                                       -------------------------------
                                  Printed Name
                                                ----------------------
                                  Its:
                                        ------------------------------







                                      -2-